QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE MIDDLEBY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1400 Toastmaster Drive
Elgin, Illinois 60120

April 1, 2016

Dear Stockholder:

You are hereby notified that the Annual Meeting of Stockholders (the "Meeting") of The Middleby Corporation (the "Company") will be held at the Company's principal executive offices located at 1400 Toastmaster Drive, Elgin, Illinois 60120 at 10:30 a.m., local time, on Wednesday, May 11, 2016, for the following purposes:

(1)
To elect seven directors to hold office until the 2017 Annual Meeting.

(2)
To hold an advisory vote on executive compensation.

(3)
To consider and act on a proposal to ratify the selection of Ernst & Young LLP as independent public accountants of the Company for the current fiscal year ending December 31, 2016.

(4)
To consider and act on a proposal to re-approve the performance goals under the Company's 2011 Long-Term Incentive Plan, with no additional shares authorized.

(5)
To consider and act on a proposal to re-approve the performance goals under the Company's Value Creation Incentive Plan.

(6)
To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 18, 2016, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

The Securities and Exchange Commission has adopted rules for the electronic distribution of proxy materials. We have elected to provide access to our proxy materials and 2015 Annual Report on the Internet instead of sending a full set of printed proxy materials. We believe that this process will provide you with prompt access to our proxy materials, lower our costs of printing and delivering proxy materials and minimize the environmental impact of printing paper copies. You should have already received the Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials and vote. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials set forth on the Notice of Internet Availability of Proxy Materials.

The rules of the Securities and Exchange Commission permit us to deliver one Notice of Internet Availability of Proxy Materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials, as requested, to any stockholders at the shared address to which a single copy of the notice was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials, contact Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge Financial Solutions, Inc., Householding

Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials for your household, please contact Broadridge Financial Solutions, Inc. at the above phone number or address.

You are invited to attend the Meeting in person. If you attend the Meeting in person, you may vote your shares by bringing valid photo identification and delivering your completed proxy card or ballot at the Meeting. Please note that if you hold your shares through a bank, broker or other nominee, you must also bring a form of legal proxy, which you must request from such nominee, in order to vote at the Meeting.

Your vote is important to us.    Whether or not you plan to attend the Meeting in person, we urge you to return your proxy promptly in accordance with the following instructions. If you own shares in your own name, you may vote in one of the following ways: (i) visit the website shown on your Notice of Internet Availability of Proxy Materials or proxy card to vote electronically via the Internet, (ii) by telephone, pursuant to the instructions on the proxy card or (iii) if you requested printed proxy materials, by signing and returning the proxy card using the postage-paid envelope provided.

Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability of Proxy Materials. Any Notices of Internet Availability of Proxy Materials that are returned will not be counted. If you own shares through a bank, broker or other nominee, please execute your vote by following the instructions provided by such nominee.

By Order of the Board of Directors
MARTIN M. LINDSAY Treasurer

1400 Toastmaster Drive
Elgin, Illinois 60120

2016 ANNUAL MEETING OF STOCKHOLDERS
May 11, 2016
PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of The Middleby Corporation (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the 2016 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's principal executive offices located at 1400 Toastmaster Drive, Elgin, Illinois 60120, at 10:30 a.m., local time, on Wednesday May 11, 2016, for the purposes set forth in the accompanying Notice of Meeting. The Notice of Internet Availability of Proxy Materials, the Proxy Statement and related materials included herewith, and the Company's Annual Report to Stockholders for the fiscal year ended January 2, 2016, are being distributed or made available to stockholders on or about April 1, 2016.

Stockholders of record at the close of business on March 18, 2016 (the "Record Date") are entitled to notice of and to vote at the Meeting. On such date there were 57,550,041 outstanding shares of common stock, par value $0.01 per share, of the Company ("Common Stock"). In deciding all questions, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share held on the Record Date.

Stockholders who are entitled to vote at the Meeting may vote by proxy pursuant to the following methods: (i) stockholders who own shares in their own name may vote in person at the Meeting by bringing valid photo identification and delivering their proxy card or ballot at the Meeting, or by mail, telephone, pursuant to the instructions on the proxy card or electronically via the Internet, pursuant to the instructions on the Notice of Internet Availability of Proxy Materials or (ii) stockholders who own shares through a bank, broker or other nominee should follow the instructions provided by such nominee.

The election inspectors appointed for the Meeting will determine the presence of a quorum and tabulate the votes cast by proxy or in person at the Meeting. The presence, in person or represented by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. A quorum is necessary for the transaction of business at the Meeting. Abstentions and broker non-votes will be included in determining the presence or absence of a quorum. Generally, broker non-votes occur on a proposal when a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or when a broker has such discretionary authority but does not exercise such discretion.

Election of each individual director requires the vote of a majority of the votes cast at the Meeting by holders of shares present in person or represented by proxy and entitled to vote at the Meeting. For the election of directors, abstentions and broker non-votes will not count as a vote FOR nor a vote AGAINST a nominee and thus will have no effect on the outcome of the vote.

Approval of the proposal on a non-binding advisory vote on executive compensation, the proposal to ratify the Company's appointment of independent public accountants, re-approval of the performance goals under the Company's 2011 Long Term Incentive Plan, with no additional shares authorized, and re-approval of the performance goals under the Company's Value Creation Incentive Plan require the vote of a majority of the votes cast at the Meeting by holders of shares present in person or represented by proxy and entitled to vote at the Meeting. For purposes of these proposals, abstentions and broker non-votes will not count as a vote cast either FOR or AGAINST approval of such proposal, and thus will have no effect on the outcome of the vote on such proposals.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made, such proxies will be voted as follows:

  •
  "Proposal No. 1—Election of Directors"; FOR the election of each of the named nominees as a director of the Company;

  •
  "Proposal No. 2—Advisory Vote on Executive Compensation"; FOR the approval, by an advisory vote, of the 2015 compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC");

  •
  "Proposal No. 3—Ratification of Selection of Independent Public Accountants"; FOR the ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the current fiscal year ending December 31, 2016;

  •
  "Proposal No. 4—Re-approval of the performance goals under the Company's 2011 Long-Term Incentive Plan, with no additional shares authorized"; FOR the re-approval of the performance goals under the Company's 2011 Long-Term Incentive Plan, with no additional shares authorized; and

  •
  "Proposal No. 5—Re-approval of the performance goals under the Company's Value Creation Incentive Plan"; FOR the re-approval of the performance goals under the Company's Value Creation Incentive Plan.

Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above Elgin address) or at the Meeting if the stockholder attends in person, or a later dated proxy will revoke a prior dated proxy. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Seven persons have been nominated to serve as a director until the 2017 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal. The following persons have been nominated:

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Selim A. Bassoul	59	President, Chief Executive Officer and Chairman of the Board of the Company and its principal subsidiary, Middleby Marshall Inc. ("MM"), since December 23, 2004. President and Chief Executive Officer of the Company and MM from 2001 to 2004. Chief Operating Officer of the Company and MM from 2000 to 2001. Group President of Middleby Cooking Systems Group from 1999 to 2000. President of Southbend, an affiliate of the Company, from 1996 to 1999.

Mr. Bassoul's extensive experience at the subsidiary and corporate level of the Company and his day to day leadership as CEO of the Company provide the Board with intimate knowledge and an invaluable perspective regarding the Company's operations, challenges and business strategy.

			2001
Sarah Palisi Chapin	54
Chief Executive Officer and board member of Hail Merry, a marketer and manufacturer of gluten-free vegan, raw oil and refrigerated dessert snacks, since 2009. Director of Caribou Coffee Company, Inc., from 2007 to 2013. Partner in The Chain Gang, a restaurant investment consultancy and advisory practice, from 2004 to 2009. Chief Executive Officer of Enersyst Development Center from 1995 to 2003. Vice President of Worldwide Business Strategy of Burger King Corporation from 1990 to 1995.

Ms. Chapin brings more than three decades of experience in the food service and food processing industries, including a comprehensive understanding of strategy, franchising, commercial kitchen technology, brand management, product development, marketing, operational excellence, market expansion and acquisition strategy.

			2013

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Robert B. Lamb	74	Special Adjunct Professor of Management at the Leonard N. Stern School of Business at New York University since 2011; Clinical Professor of Management from 1977 to 2011. Has served as adviser to U.S. and foreign corporations, commercial banks, investment banks and government agencies. Director of Bondholders Communication Corporation. Member of the Board of Editors, The Municipal Finance Journal, since 1985. Mr. Lamb's expertise in domestic and international economics provides valuable insight into current economic trends and international business opportunities.	2005
Cathy L. McCarthy	68
President and Chief Executive Officer of Cross Tack, Inc. a strategy consulting firm, since 2011. Chief Executive Officer and President of SM&A, a competition management and program services firm from 2007 to 2011. Chief Operating Officer and President of SM&A from 2005 to 2007. Chief Financial Officer and Corporate Secretary of SM&A from 2001 to 2006. Chairman SRG Instruments, a medical device firm, since 2013. Partner SRGI Holdings since 2013. Board member of Recros Medica,  Inc. since 2014.

Ms. McCarthy's operating experience as a Chief Executive Officer and a Chief Financial Officer of numerous private and public companies combined with her extensive background in strategy, mergers and acquisition, financial reporting and internal controls provide the Board with valuable strategy and financial oversight capabilities.

			2015
John R. Miller III	75	Chairman and Chief Executive Officer of EOP, Inc., publisher of special market trade magazines since 1968; Sales Manager, Procter & Gamble, Packaged Soap Division, 1964 to 1968. Director Emeritus of First National Bank of Long Island and its holding company, the First of Long Island Corporation. Mr. Miller's marketing background and knowledge of diversity issues is valuable in Board discussions regarding new product introductions, overall marketing strategy and employee matters.	1978

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Gordon O'Brien	50	President of Specialty Finance and Operations of American Capital Strategies since 2008. Principal and Managing Director of American Capital Strategies from 1998 to 2008. Vice President of Pennington Partners/PENMAN Partners, a private equity firm, from 1995 to 1998. A board member of numerous private companies as a representative of American Capital Strategies.

Mr. O'Brien's extensive experience with capital markets and acquisition strategy as well as his experience as a director on numerous other boards are valuable in Board discussions regarding the Company's capital structure, liquidity needs and acquisition strategy.

			2005
Philip G. Putnam	75	President of Highview Associates, Independent Corporate Advisors since 2009. Managing Director, Fulcrum Securities from 2008 to 2009. Managing Director, Flagstone Capital, LLC, investment bankers, from 2000 to 2007. Executive Vice President, Brean Murray & Co. Inc., investment bankers, from 1996 to 2000. Mr. Putnam's extensive history with the Company and his investment banking and investment analysis experience provides the Board with invaluable insight into ongoing financial and accounting matters.	1978

Each of the nominees has consented to serve as a director if elected. The Board knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

Vote Required for Approval; Board Recommendation

Election of each individual director nominee requires the vote of a majority of the votes cast at the Meeting by holders of shares present in person or represented by proxy and entitled to vote at the Meeting. For the election of directors, abstentions and broker non-votes will not count as a vote FOR nor a vote AGAINST a nominee and thus will have no effect on the outcome of the vote.

The Board adopted a policy on May 14, 2013, which requires any director who does not obtain a majority of votes cast in an uncontested election to promptly tender his or her resignation to the Chairman of the Board for consideration by the Board. The Nominating Committee will then consider the resignation and recommend appropriate action to the Board. The Board is required to take formal action on the Nominating Committee's recommendation no later than 90 days following the date of the stockholders' meeting at which the election of directors occurred. In considering the Nominating Committee's recommendation, the Board shall consider the information, factors and alternatives considered by the Nominating Committee and such additional information, factors and alternatives as the Board deems relevant. Following the Board's decision on the Nominating Committee's recommendation, the

Company, within four business days after such decision is made, shall publicly disclose, in a Form 8-K filed with the Securities and Exchange Commission, the Board's decision, together with an explanation of the process by which the decision was made and, if applicable, the Board's reason or reasons for rejecting the tendered resignation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE ABOVE NAMED NOMINEES AS A DIRECTOR OF THE COMPANY.

Committees; Board Meetings

The Board held four in-person meetings during the fiscal year ended January 2, 2016, and each director attended at least 75% of all Board and applicable committee meetings except for Ms. McCarthy, who the Board appointed as a director in November 2015 following a recommendation by the Nominating Committee. Although the Company does not have a formal attendance policy, the Company encourages all directors to attend its annual meeting of stockholders. All of the Company's directors except for Ms. McCarthy attended the 2015 Annual Meeting of Stockholders. Current directors, Mmes. Chapin and McCarthy and Messrs. Putnam, Miller, O'Brien and Lamb, as well as former director Sabin Streeter, have been determined by the Board to be "independent directors" as such term is defined under Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. ("NASDAQ"). The Board is comprised of a majority of independent directors. The Company currently has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Company's standing Audit Committee was established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934, as amended. During the fiscal year ended January 2, 2016, the Audit Committee was comprised of Messrs. Putnam (Chairman), Lamb, Streeter (who served until his resignation in November 2015) and Ms. McCarthy, and met in-person four times for the purposes of (i) approving the selection of the Company's independent auditor; (ii) reviewing the arrangements for and scope of the audit and pre-approving permitted non-audit services; (iii) reviewing the Company's interim and annual financial statements or other results of the audit; (iv) reviewing the Company's internal accounting procedures and controls and the recommendations of the Company's independent auditor; and (v) reviewing the external audit process. All of the members of the Audit Committee have been determined by the Board to be financially sophisticated as required by NASDAQ Rule 4350(d) and to be "audit committee financial experts" as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. All of the members of the Audit Committee have been determined by the Board to meet the additional independence criteria set forth in NASDAQ Rule 4350(d). The Audit Committee has a written charter which was approved by the Board on March 4, 2003 and modified as of February 25, 2004, and is currently available in the "Investor Relations" section of the Company's website, located at www.middleby.com.

Compensation Committee

During the fiscal year ended January 2, 2016, the Compensation Committee met in-person four times and was comprised of Messrs. Miller (Chairman) and O'Brien and Ms. Chapin. The function of the Compensation Committee is to make recommendations concerning the compensation of the Chairman of the Board, the President and CEO, and other executive officers of the Company. The Compensation Committee is also responsible for administering and making grants to executive officers under the Company's 2011 Long-Term Incentive Plan (the "LTIP"), for administering outstanding grants under the Company's 2007 Stock Incentive Plan and administering the Value Creation Incentive Plan, including the establishment and certification of performance goals. Effective May 8, 2011, the LTIP superseded the 2007 Stock Incentive Plan and, after that date, grants could no longer be made out of the 2007 Stock

Incentive Plan. All of the members of the Compensation Committee have been determined by the Board to be independent as defined under applicable NASDAQ listing standards. The Compensation Committee has a written charter which was effective as of June 28, 2013, and is currently available in the "Investor Relations" section of the Company's website, located at www.middleby.com.

The Compensation Committee has retained Meridian Compensation Partners ("Meridian") since August 2012 to advise regarding Board and executive compensation. During 2015, Meridian was not given a narrow list of instructions, but rather was engaged to provide information and advice that might assist the Compensation Committee in performing its duties, including: (i) review of the Company's proxy disclosed peer group, (ii) a competitive analysis of compensation for the CEO position, (iii) advice related to compensation structure, (iv) information related to market trends and practices, and (v) updates related to regulatory changes impacting executive pay. While the Meridian guidance has been a valuable resource for the Compensation Committee in identifying compensation trends and competitive practices, the Compensation Committee is not bound to adhere to the advice or recommendations that Meridian may provide to the Compensation Committee. The Compensation Committee considers Meridian to be an independent advisor as a result of the following factors:

  •
  Meridian was retained by, and reports directly to, the Compensation Committee;

  •
  Meridian has provided no services to the Company in the past four years (other than services in connection with its retention by the Compensation Committee beginning in August 2012);

  •
  We were advised by Meridian that it has internal policies and procedures intended to prevent conflicts of interest;

  •
  There are no business or personal relationships between Meridian's lead consultant and members of the Compensation Committee; and

  •
  We were advised by Meridian that its lead consultants on the Company's account do not own any Common Stock.

Nominating Committee

During the fiscal year ended January 2, 2016, the Nominating Committee met two times and was comprised of Messrs. Putnam (Chairman), Miller and O'Brien.

The Nominating Committee discusses, reviews and evaluates potential director candidates and recommends potential director candidates to the full Board for election by the stockholders or appointment to the Board, as the case may be, pursuant to the Bylaws. The full Board then considers the potential director candidates who have been recommended by the Nominating Committee. In identifying and selecting director candidates, the Nominating Committee and the Board consider a variety of factors, including, but not limited to, a candidate's experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating Committee considers appropriate in the context of the needs of the Board. The Nominating Committee has a written charter which was effective as of February 22, 2013, and is currently available in the "Investor Relations" section of the Company's website, located at www.middleby.com.

Because the Company's stockholders rarely, if ever, have recommended potential director candidates, the Nominating Committee and the Board do not have a formal policy at this time for consideration of potential director candidates recommended by the Company's stockholders, but the Nominating

Committee will give due consideration to any and all such candidates under the same criteria as internally generated candidates. See "Requirements and Procedures for Submission of Stockholder Nominations of Director Candidates and Proposals of Security Holders" for further information regarding the procedures for recommending a director nominee for consideration.

Board Leadership Structure

The business of the Company is managed under the direction of the Board, in the interest of the stockholders. The Board delegates its authority to management for managing the day to day activities of the Company. The Board requires that management review major actions and initiatives with the Board prior to implementation.

The lead independent director acts as an intermediary between the Board and senior management. Among other things, the lead independent director is responsible for facilitating communication among directors and between the Board and the CEO, working with the CEO to provide an appropriate information flow to the Board and serving as chairman of the executive sessions of the independent directors at each formal Board meeting.

Executive sessions of the independent directors are held in conjunction with regularly scheduled meetings of the Board and as otherwise deemed necessary. Mr. O'Brien has served as lead independent director of the Board since March 2010.

The Company believes the positions of Chairman and CEO should currently be held by the same person. The Company has adopted a counterbalancing governance structure, including:

  •
  a designated lead independent director;

  •
  a Board entirely composed of independent members, with the exception of Mr. Bassoul, the Company's CEO;

  •
  committees comprised entirely of independent directors; and

  •
  established governance and ethics guidelines.

Board Compensation Structure

Under our Board compensation policy, during the fiscal year ended January 2, 2016, the lead independent director received an annual retainer of $55,000 and each other nonemployee director received an annual retainer of $65,000, with the respective Audit and Compensation Committee Chairmen receiving an additional $15,000 annual retainer and the Nominating Committee Chairman receiving an additional $5,000 annual retainer. No additional meeting fees are paid to our nonemployee directors or our directors who are also officers of the Company. Compensation paid to our nonemployee directors in 2015 is shown in the Director Compensation for Fiscal Year 2015 table appearing on page 36.

On March 16, 2015, each nonemployee member of the Board as of such date was awarded 1,000 shares of restricted stock pursuant to the LTIP. These shares of restricted stock had a one year vesting requirement and became vested on March 16, 2016 based on continued service.

On March 16, 2016, each nonemployee member of the Board as of such date was awarded 1,000 shares of restricted stock pursuant to the LTIP. These shares of restricted stock are scheduled to vest on March 16, 2017 based on continued service.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. While the Board has general oversight responsibility for risk at the Company, the Board has delegated some of its risk oversight duties to Board committees. The Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and evaluates the internal control framework of the Company. The Nominating Committee is responsible for recommending to the Board individuals qualified to serve as directors of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

It is the role of management to present material risks in a clear and understandable manner as part of its broader responsibility to keep the Board well informed on all matters of significance to the Company. The Company believes that its current leadership structure facilitates this clear delineation of responsibility with respect to its risk management process. The combined role of CEO and Chairman is an effective structure for the Board to understand the risks associated with the Company's strategic plans and objectives. Additionally, maintaining an independent Board with a lead independent director permits open discussion and assessment of the Company's ability to manage these risks.

Stockholder Communications With the Board

The Board has adopted the following procedure for stockholders and other interested parties to communicate with the Board. All such communications should be sent by email to the Chairman of the Board at the address found on the Company's website, www.middleby.com, or by regular mail to the Chairman of the Board at the Company's principal executive offices in Elgin, Illinois. The Chairman will collect and organize all such communications, deleting any sales or other solicitations and any communications which contain offensive material. A summary of the communications received will be periodically provided to the Board, which will determine the disposition of any such communication.

EXECUTIVE OFFICERS

The following is a summary of the professional experience of the executive officers of the Company:

Name	Age	Principal Occupation(s) During Past Five Years
Selim A. Bassoul	59	President, Chief Executive Officer and Chairman of the Board of the Company and its principal subsidiary, MM, since December 23, 2004. President and Chief Executive Officer of the Company and MM from 2001 to 2004. Chief Operating Officer of the Company and MM from 2000 to 2001. Group President of Middleby Cooking Systems Group from 1999 to 2000. President of Southbend, a Middleby company, from 1996 to 1999.
Timothy J. FitzGerald	46
		Vice President and Chief Financial Officer of the Company and MM since May 2003. Vice President and Corporate Controller of the Company and MM from February 2000 to May 2003. Corporate Controller of the Company and MM from November 1998 to May 2003.
David Brewer	59
		Chief Operating Officer of the Company's Commercial Foodservice Equipment Group since March 2009. President, Pitco Frialator, Inc. from July 2007 to March 2009. President, Lantech North America, from June 2005 to July 2007. Vice President of Global Supply Chain, YUM!, from March 2002 to June 2005.
Martin M. Lindsay	51	Corporate Treasurer and Assistant Secretary of the Company and MM since February 2002. Assistant Treasurer of the Company and MM from March 1999 to February 2002.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

The following Compensation Discussion and Analysis ("CD&A") describes the material elements of compensation for the Company's executive officers identified in the Summary Compensation Table for Fiscal Year 2015 as the "Named Executive Officers." The CD&A also provides analysis with respect to the compensation disclosed in the tables that follow.

The Compensation Committee of the Board (the "Committee") during the course of 2015 was composed of the following outside directors, each of whom is "independent" in accordance with the NASDAQ governance rules: John R. Miller III, Chairman, Gordon O'Brien and Sarah Palisi Chapin. The Committee is appointed by, and responsible to, the Board for making recommendations to the Board and approving, where appropriate, all matters related to executive and non-employee director compensation.

Executive Summary

We seek to closely align the interests of our Named Executive Officers with the interests of our stockholders. As described in this CD&A, our compensation program is designed to reward our Named Executive Officers for the achievement of short-term and long-term financial goals. This summary contains a discussion of our 2015 performance, our 2015 executive compensation highlights, and our prior year say-on-pay results.

2015 Company Performance

The executive team led by Mr. Bassoul, our CEO, has driven the performance of the Company, outperforming its peers in many respects, including for the past fiscal year. For example, our 2015 financial performance on Total Shareholder Return ("TSR") and Earnings Per Share ("EPS") was above the peer group median. The peer group for this purpose is the Proxy Peer Group as discussed below on page 18. On a three-year basis (FYE 2013—FYE 2015), the Company's TSR was 152% versus the Proxy Peer Group median TSR of 33%. Over the same period, the Company's EPS growth was 53% versus the Proxy Peer Group median EPS growth of 33%. On a five-year basis (FYE 2011—FYE 2015), the Company's TSR was 283% versus the Proxy Peer Group median TSR of 62% and the Company's EPS growth was 149% versus the Proxy Peer Group median EPS growth of 87%. This illustrates the strong performance of the executive team over a number of years in the face of varying economic conditions.

Note: TSR reflects annual rates of return reflecting stock price appreciation plus reinvestment of dividends (calculated monthly) and the compounding effect of dividends paid on reinvested dividends.

The chart below highlights the Company's financial performance over a ten-year period:

In addition to the financial achievements described and highlighted graphically above, other notable accomplishments in 2015 included:

  •
  Record net revenue of $1.826 billion, an increase of 11.6% over 2014.

  •
  Record operating cash flow of $249 million.

  •
  Successfully completed seven strategic acquisitions, significantly expanding the residential Kitchen equipment platform and further adding to Middleby's portfolio of leading brands and technologies in the Commercial Foodservice Group and the Food Processing Group. Acquisitions included J. Goldstein & Co. Pty. Ltd., Eswood Australia Pty. Ltd., Desmon Food Service Equipment Company, Thurne High Speed Slicing, Marsal & Sons,Inc., Induc Commercial Electronics Co., Ltd., AGA Rangemaster Group plc, and Lynx Grills, Inc.

  •
  Continued execution of acquisition integration initiatives at the Residential Kitchen Equipment Group and the Food Processing Group, resulting in strong improvements to profitability and strategic positioning of each business segment for sustained long-term growth. These initiatives included the completion of Viking residential distributor consolidation initiatives and substantial initial integration efforts related to the recent AGA Rangemaster acquisition.

  •
  Market launch of complete new lineup of Viking products including new ranges, French door wall oven, professional refrigeration and induction cooktops.

  •
  Continued development and introduction of new and industry leading innovations across all business segments, including products that increase energy efficiency, reduce water consumption, increase speed of cooking, reduce food waste and provide labor savings.

  •
  Further expansion of international infrastructure in key growth markets, including Australia, China, Russia and the Middle East.

  •
  Named to Fortune magazine's 2015 Fastest Growing Company list.

Highlights of 2015 Compensation Program

  •
  Our compensation mix for 2015 was a combination of base salary, annual cash bonus and long-term incentive awards delivered in the form of performance-based equity grants. Beginning in 2014, based in part on feedback from our stockholder outreach initiative, the Committee granted one-year performance-based equity incentive awards to both the CEO and CFO and intends to continue this practice on an annual basis going forward.

  •
  The 2015 annual cash bonus plan and equity incentive awards focus on increasing both earnings before interest, taxes, depreciation and amortization ("EBITDA") and EPS, without encouraging unnecessary or excessive risk-taking. The Committee and management have continually reviewed and considered other performance metrics, but have determined for 2015 that EBITDA and EPS directly link to the Company's business strategy, are measures by which the Company is commonly evaluated externally by analysts and investors, and are the best indicators of the Company's financial and operational performance.

  •
  As described below, on March 16, 2015, the Company made awards of performance-based restricted stock to Messrs. Bassoul and FitzGerald pursuant to the terms of the LTIP. The shares of restricted stock are earned based on the level of EBITDA and EPS growth achieved over a one-year time period.

  •
  As discussed and illustrated in the description of Compensation Programs, Objectives and Philosophy below, the compensation structure for our Named Executive Officers reflects our pay for performance philosophy as evidenced by the following:

  •
  Equity incentive awards in recent years have been made solely in the form of performance-based restricted stock, and

  •
  Fixed compensation (base salary) is a small portion of total direct compensation paid to the Named Executive Officers while variable pay (compensation that is "at risk" based on performance) comprises a large portion of total direct compensation paid to the Named Executive Officers.

Because of its desire to reinforce a performance-based culture and high-growth strategy, the Company emphasizes a pay mix that is comprised primarily of variable pay. As such, base salary makes up the smallest portion of total direct compensation for the CEO and CFO, with variable pay in terms of annual cash bonus and equity incentives accounting for the remaining portion. The mix varies by position, taking into account each position's ability to influence results. The following charts provide the 2015 mix for target total compensation for the CEO and CFO:

2015 Target Compensation

Selim A. Bassoul	Timothy J. FitzGerald

Prior Year Say on Pay Results

At the May 12, 2015 stockholders' meeting, the "Advisory Vote on Executive Compensation" proposal (the "say on pay" proposal) with respect to our executive compensation programs for 2014 was approved with the support of 85.7% of the votes cast, which excludes abstentions and broker non-votes. This increase in shareholder support for our executive compensation programs as compared to the results of our 2014 say on pay vote occurred after we had implemented significant changes relating to our executive compensation programs for 2014, as discussed below under the heading "Summary of Recent Key Changes to Executive Compensation Practices." We believe that the significant changes relating to our executive compensation programs that were put in place for 2014 should be given a reasonable amount of time to prove their effectiveness at linking executive compensation with operating performance and stockholder interests. Accordingly, the Committee has continued the existing pay practices established with respect to 2015 compensation and has not made significant changes for 2016.

Summary of Recent Key Changes to Executive Compensation Practices

As a result of stockholder outreach conducted in 2013 and early 2014 and recent corporate growth, for 2014 Mr. Bassoul voluntarily recommended to the Committee to decrease his existing compensation arrangement and, in order to drive outstanding operational performance, encouraged the Committee to reallocate the newly available compensation funds deeper into the Company's management team in the form of incentive compensation—pay that is at-risk and variable based on performance. The resulting compensation changes drove the development of a new executive compensation program with renewed emphasis on more challenging performance targets, a decrease in both the target and maximum annual cash bonus, and beginning in 2014, the replacement of the three-year LTIP stock grant in favor of an annual performance-based stock grant for the CEO and the CFO. In particular, the change from the front-loaded three-year LTIP grant structure to an annual performance-based grant structure allows the Committee greater control over the performance goals designed to drive Company performance consistently, year over year.

Summary of Mr. Bassoul's Compensation Structure

The structure of Mr. Bassoul's compensation for 2015 remains relatively unchanged from the 2014 structure. Based on Mr. Bassoul's compensation recommendations for 2014, the Committee implemented several changes to the Company's overall executive compensation program for 2014 which have been carried over into 2015 and are as follows:

  •
  Reduced EPS target cash bonus compensation for the CEO from $3,000,000 in 2013 to $875,000 for 2014 and 2015;

  •
  Reduced EPS maximum cash bonus compensation for the CEO from $4,000,000 in 2013, to $1,750,000 for 2014 and 2015;

  •
  Reduced EBITDA target cash bonus compensation for the CEO from $3,000,000 in 2013 to $875,000 for 2014 and 2015;

  •
  Reduced EBITDA maximum cash bonus compensation for the CEO from $4,000,000 in 2013, to $1,750,000 for 2014 and 2015;

  •
  Decreased target cash bonus payouts for the CEO by over 70%;

  •
  Decreased maximum cash bonus payouts for the CEO by over 50%;

  •
  Changed the portion of at-risk pay to weigh more heavily towards stock performance, and less on the cash bonus incentive;

  •
  Replaced the three-year LTIP grant for the CEO and CFO with a one-year performance-based stock grant with a minimum annual payout only when both minimum EPS and EBITDA growth targets are achieved; and

  •
  Set the CEO's targeted equity incentive grant value for 2015 at $1,812,500, with a highly leveraged maximum opportunity to earn up to 400% of the target number of shares for achieving significant financial results.

  Corporate Governance Highlights

We continue to implement and maintain leading practices in our executive compensation program, stockholder outreach and related areas. These practices include:

✓	Risk Mitigation	✓	No Repricing
✓	No "Gross-ups"	✓	Stock Ownership Requirements
✓	No Hedging or Pledging	✓	Investor Outreach
✓	Majority Vote Standard for Uncontested Director Elections	✓	Independent Compensation Consultant

Further, we modified the equity incentive grant process in 2014 such that grants to the CEO and CFO are made on an annual basis (prior practice incorporated sporadic grants that were typically made every three years); this structure will enable the Committee to reward results tied to the Company's business goals for each year and will have the effect of lowering individual grant totals.

In addition to the practices identified above, the Company has committed to adopting a recoupment ("clawback") policy once final rules are established by the SEC.

We encourage you to read the CD&A for a detailed discussion and analysis of our executive compensation program, including information about the 2015 compensation of the Named Executive Officers described in the tables that follow.

Discussion and Analysis

Compensation Programs, Objectives and Philosophy

The Committee's compensation philosophy is to engage and promote competitive spirit amongst its employees at all levels to facilitate delivery of the best possible products to the market capable of maximizing market share within each product niche, thus ensuring the highest potential stock price on the market for the Company's stockholders.

The Company's compensation and benefits programs are influenced by the Company's business culture and are designed to maximize strategic Company goals. The Company's compensation program objectives are as follows:

  •
  Attract and Retain Executive Talent—The Committee provides compensation packages that will attract and retain qualified executive talent and deliver increasing rewards for extraordinary performance.

  •
  Link Executive Compensation with Operating Performance—The Committee structures a portion of the compensation for Named Executive Officers and senior management to vary with the Company's financial and operating performance. This requires that a significant portion of an executive's annual compensation is "at-risk" and linked to the achievement of corporate and, in certain cases, individual goals described further below, in order to drive and increase stockholder value.

  •
  Link Executive Equity Incentive Compensation with Stockholder Interests—The Committee believes that granting equity-based awards using vehicles such as stock options, restricted stock, stock appreciation rights, or performance stock, aligns the interests of the Named Executive Officers with those of stockholders through stock ownership and furthers the Company's goal of executive retention by using time-based vesting of equity awards in certain cases. Equity incentive compensation granted to the Named Executive Officers in recent years has been solely in the form of performance stock to (i) align the interests of executives, including the Named Executive Officers, with stockholder interests and (ii) to tie performance goals and payouts directly to metrics that have been identified as critical drivers of financial and operational success and strategic objectives.

  •
  Facilitate a High-Growth Company Strategy—The Committee provides incentive compensation that rewards executives for exceptional growth in earnings, which then results in strong stock price performance and growth in market capitalization. Incentive compensation goals are set at "stretch" levels, resulting in awards that out-perform the market when Company performance out-performs the market.

  •
  Deductibility Under Section 162(m) of the Code—For 2015, the performance based compensation provided to the Named Executive Officers subject to Section 162(m) of the Internal Revenue Code (the "Code") was structured to comply with the requirements that qualify the compensation as tax deductible to the Company. However, the Committee reserves the right to pay compensation that may be non-deductible to the Company if it determines that doing so would be in the best interests of the Company.

Role of the Compensation Committee

The Committee, consisting entirely of independent directors, has the responsibility for establishing, implementing, and monitoring adherence with the Company's compensation program and providing input to the Board with respect to management development and succession planning. The role of the Committee is to oversee, on behalf of the Board and for the benefit of the Company and its stockholders, the Company's compensation and benefit plans. For additional information on the members, structure, scope of authority and operation of the Committee, see "Compensation Committee" and "Proposal No. 1—Election of Directors."

The Committee makes all decisions over total direct compensation for our Named Executive Officers and other members of senior management, which involves decisions regarding base salary, annual cash bonuses and equity incentive awards. The Committee's recommendations for compensation arrangements of Mr. Bassoul, our Chairman of the Board, CEO and President, are presented to the full Board for approval.

Compensation Decision-Making Process

The CEO annually reviews the performance of each executive officer. Elements of executive reviews include an analysis of actual operating performance versus pre-determined operating performance targets, measures taken to improve efficiency of operations within the executive's area of responsibility and assessment of the executive's commitment to the Company's core operating principles. Based on his review, the CEO develops a recommendation to the Committee for each executive's annual base salary, annual incentive plan opportunity and payout, and the basis for equity-based grants. The Committee uses the same methodology to establish the annual base salary, annual incentive plan opportunity and payout, and equity incentive award for the CEO. For Mr. Bassoul's 2015 compensation structure, the Committee reviewed external pay data provided by Meridian referencing two different peer groups, as discussed below.

With respect to annual cash bonus awards, the Committee determines the minimum amount of operating performance that must be achieved each year in order for an annual cash bonus to be paid. Target performance levels are set to be in line with the Company's annual budget and growth objectives. Target performance levels for the CEO are recommended by the Committee to the Board for review and approval and target performance levels for the other Named Executive Officers are recommended by the CEO to the Committee for review and approval. The target total direct compensation of the Named Executive Officers and senior management of the Company is set at levels intended to be competitive in order to retain the executive talent that has driven the historically strong performance of the Company and attract new talent to continue strong performance and leadership.

The Committee determines compensation levels based on the discretionary judgment and experience of the Committee members, with regards to the executive officers' experience in their respective roles, tenure with the Company, recent individual performance contributions, expected future performance contributions and critical retention needs. In setting compensation levels for the 2015 fiscal year, the Committee reviewed compensation data provided by Meridian in early 2015 to assist in setting 2015 target pay levels for Mr. Bassoul (for a detailed discussion, refer to the section below titled "Peer Group Use for 2015 Pay Decisions"). The Committee generally did not utilize external compensation data, surveys or indices as a basis for setting targeted pay levels for 2015 for the other Named Executive Officers.

Development of the Peer Group

In 2010, the Committee approved a peer group of 13 companies in comparable industries (the "Proxy Peer Group") with median revenues approximating those of the Company at that time, for purposes of serving as a reference point for compensation levels, rather than a formula for establishing specific pay levels. However, the Proxy Peer Group was not intended to supplant Committee judgment.

The 12 companies remaining in the Proxy Peer Group (whose median 2013 revenues were $1.387 billion) include: Barnes Group Inc., Chart Industries, Inc., Circor International, Inc., Clarcor Inc., Colfax Corporation, Dover Corporation, Graco Inc., IDEX Corporation, John Bean Technologies Corporation, The Manitowoc Company, Papa John's International Inc., and Standex International Corporation. Kaydon Corporation, which was previously in the Proxy Peer Group, was acquired in 2013 and was thus removed as a company in the Proxy Peer Group.

Peer Group Use for 2015 Pay Decisions

In considering the 2015 compensation structure for Mr. Bassoul, the Committee reviewed compensation data compiled by Meridian in early 2015 for the CEO positions at companies in the Proxy Peer Group. The Committee also reviewed compensation data of a "High-Performing Peer Group," which was developed in 2013 and included 20 companies with median 2013 revenues of $2.034 billion. Companies in the High-Performing Peer Group were identified by reviewing capital goods companies with revenues of one-half to three times the Company's revenues and that performed comparably to or better than the Company relative to several financial metrics. The companies in the High-Performing Peer Group (along with their respective 2013 revenues) are listed in the table below. The Committee also considered the fact that, under Mr. Bassoul's leadership over the five-year period from 2011 through 2015, the Company delivered exceptional Total Shareholder Return of 283% and Earnings Per Share growth of 149%. Notwithstanding the superior performance of the executive team (in particular, Mr. Bassoul) and the substantial increase in stockholder value versus High-Performing Peer Group over the last ten years, the 2015 pay opportunity for Mr. Bassoul resulted in target total compensation that is between the 50th and the 75th percentile of the High-Performing Peer Group companies.

High Performing Peer Group

($ millions)

Company	FYE 2013 Revenues	Company	FYE 2013 Revenues
Acuity Brands, Inc.	$2,394	MSC Industrial Direct Company Inc.	$2,787
Air Lease Corporation	$837	Mueller Water Products Inc.	$1,185
American Railcar Industries, Inc.	$733	MYR Group, Inc.	$903
Apogee Enterprises, Inc.	$771	Patrick Industries, Inc.	$736
B/E Aerospace, Inc.	$3,484	Rush Enterprises, Inc.	$3,385
Federal Signal Corporation.	$919	Sensata Technologies Holding N.V.	$2,410
Freightcar America Inc.	$599	Transdigm Group Inc.	$2,373
Graco Inc.	$1,221	Universal Forest Products, Inc.	$2,660
Greenbrier Companies, Inc.	$2,204	Wabash National Corporation	$1,863
Lennox International Inc.	$3,367	Wabtec Corporation	$3,044
The Middleby Corporation.	$1,429	Peer Group Median	$2,034

The Elements of the Company's Compensation Program

The Company's compensation program is generally divided into three elements: (1) base salary, (2) annual cash incentive programs and (3) equity-based incentive programs. We use the mix of these elements to emphasize pay for performance. Using the elements of total direct compensation, we also recognize the different value brought by individual jobs within the Company. As a general rule, our CEO and CFO have the greatest responsibility for the operation and performance of the business and, accordingly, such individuals receive the most potential upside in their compensation, but also the most compensation at risk, depending on financial performance.

Base Salary

Base salary levels and any annual salary increases are budgeted based on the current business environment and the individual's level of responsibility and merit within the Company. The table below sets forth the base salary levels and associated changes for the Named Executive Officers for the 2015 fiscal year. For Messrs. Bassoul, FitzGerald and Brewer, the Committee determined that no changes were necessary for the 2015 fiscal year. Mr. Lindsay's base salary was increased due to increased corporate responsibilities.

Named Executive Officer	2014 Base Salary	2015 Base Salary	% Change
Selim A. Bassoul	$1,000,000	$1,000,000	0%
Timothy J. FitzGerald	$575,000	$575,000	0%
David Brewer	$525,000	$525,000	0%
Martin M. Lindsay	$180,000	$200,000	11.11%

Annual Performance-Based Incentive Programs

Value Creation Incentive Plan

In 2011, the Board adopted a cash-based incentive compensation plan designed to allow performance-based compensation to qualify as such under Section 162(m) of the Code. The Value Creation Incentive Plan ("VCIP") enables the Company to establish stringent performance conditions for payment with respect to multiple goals, provides the Committee with the flexibility to address changing business needs and allows the Company to continue to take advantage of tax deductions for compensation paid for achievement of performance goals. The VCIP is intended to provide an incentive for superior performance and to motivate eligible employees toward the highest level of achievement and business results, to tie their goals and interests to those of the Company and its stockholders and to enable the Company to attract and retain highly qualified executive officers.

The Committee has the discretion to determine which of the Named Executive Officers are eligible to participate in the VCIP. During 2015, each of the Named Executive Officers participated in the VCIP. Payment of VCIP awards is made subject to the attainment of the pre-established written performance goals approved by the Committee prior to the 90th day following the beginning of the Company's fiscal year. For 2015, the performance goals were based upon achievement of dual EBITDA and EPS goals for the fiscal year.

As discussed above, the Committee and management have determined that EBITDA and EPS are the most appropriate goals by which to measure and reward company performance as they directly link to the Company's business strategy, reflect how the Company is evaluated externally and are the strongest indicators of financial and operational success. As established by the Committee, a target level of performance was required to be met on both the EBITDA and the EPS metrics in order for the full target bonus to be earned; if performance was below target on one or both metrics, no bonus would be earned for the applicable metric. Tiered performance goals above the target EBITDA and EPS goals were established, which if met, lead to an incrementally higher annual bonus.

EBITDA and EPS goals are set annually based on an analysis of historical growth rates of each metric, as well as an analysis of industry and analyst growth expectations. As shown in the summary table below, each metric was weighted at 50%.

The following table shows 2015 actual EBITDA and EPS as compared to the target EBITDA and EPS goals and the corresponding payout to each Named Executive Officer.

Name	Target Payout ($)	Maximum Payout ($)	Target Performance	Maximum Performance	Actual Performance	Actual Payout ($)
Selim A. Bassoul	875,000	1,750,000	EPS Growth + 14%	EPS Growth + 18%	+19% Growth	1,750,000
	875,000	1,750,000	EBITDA Growth + 14%	EBITDA Growth + 18%	+17% Growth	1,531,250
Timothy J. FitzGerald	625,000	1,250,000	EPS Growth + 14%	EPS Growth + 18%	+19% Growth	1,250,000
	625,000	1,250,000	EBITDA Growth + 14%	EBITDA Growth + 18%	+17% Growth	1,093,750
David Brewer	196,875	262,500	EPS Growth + 14%	EPS Growth + 18%	+19% Growth	262,500
	196,875	262,500	EBITDA Growth + 14%	EBITDA Growth + 18%	+17% Growth	262,500
Martin M. Lindsay	75,000	100,000	EPS Growth + 14%	EPS Growth + 18%	+19% Growth	100,000
	75,000	100,000	EBITDA Growth + 14%	EBITDA Growth + 18%	+17% Growth	100,000

Target bonus amounts for each Named Executive Officer were established by the Committee using its judgment as to appropriate levels of incentive compensation that could be potentially paid to executives relative to the stockholder value created by achieving the EBITDA and EPS goals. For 2015, the Company's EBITDA performance exceeded the maximum goal and the Company's EPS performance exceeded the target goal. This level of achievement resulted in the applicable payout for each of Messrs. Bassoul and FitzGerald as reflected in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table for Fiscal Year 2015. The Committee determined to award Mr. Brewer the maximum payout due to the exceptional national sales performance of global chain accounts during 2015. The Committee also determined to award Mr. Lindsay the maximum payout due to his increased corporate responsibilities during 2015, including those relating to the AGA Rangemaster acquisition and extensive efforts related to acquisitions completed during 2015. These payouts are also reflected in the Summary Compensation Table for Fiscal Year 2015.

EBITDA is determined by the Committee as net income subject to adjustment to reflect the impact of specific extraordinary items not reflected in the goals. Under the VCIP, the EBITDA calculation does not include foreign exchange gains/losses and certain non-recurring items at the discretion of the Committee, but does include all bonuses and incentive compensation payable, including VCIP payments, to Company employees for the applicable year.

Payments of VCIP bonuses, if any, are made after the completion of the Company's fiscal year-end audit and only after the Committee certifies, in writing, that the goals with respect to which VCIP payments are to be made have been attained.

The bonus awarded to each Named Executive Officer in respect of 2015 performance under the VCIP is reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table for Fiscal Year 2015 below.

Equity-Based Incentive Compensation

Grants Under the LTIP and 2007 Stock Incentive Plan

Prior to 2014, the Committee had not established a schedule or pattern for granting equity incentive-compensation. Beginning in 2014, however, the Committee granted one-year performance-based equity incentive awards under the LTIP to both the CEO and CFO and continued this practice for 2015. No equity incentive awards were made in 2012 or 2013 to any of the Named Executive Officers due to the Committee's objective of providing "front-loaded" equity awards subject to vigorous performance criteria prior to 2014. Prior to 2014, the Committee last made equity incentive awards in 2011 under the 2007 Stock Incentive Plan, subject to performance over the three-year period of 2011 through 2013.

Equity incentive awards are granted pursuant to the LTIP, an equity-based incentive plan, which was approved by the Company's stockholders effective May 8, 2011. The LTIP encourages the Named Executive Officers, non-employee Board members and senior management of the Company and its subsidiaries to have common stock ownership in the Company and further aligns the interests of the Named Executive Officers, Board members and senior management with those of stockholders. Approval of the performance goals under the LTIP also allows equity incentive awards made under the LTIP to be fully deductible under Section 162(m) of the Internal Revenue Code. The Committee is authorized to make grants of stock options, stock appreciation rights, restricted stock or performance stock under the LTIP.

The Committee may also make grants at varying times of the year, generally in connection with new employment arrangements or promotions. The CEO will make recommendations to the Committee regarding award levels for executive officers other than the CFO. The Committee has made such awards without regard to the release of the Company's financial results for the year or the release of any other material non-public information.

2015 Equity Incentive Awards

On March 16, 2015, the Company made awards of performance-based restricted stock to Messrs. Bassoul and FitzGerald pursuant to the terms of the LTIP. The shares of restricted stock are earned based on the achievement level of EBITDA and EPS performance measured over a one-year period. The following number of restricted shares were granted to Messrs. Bassoul and FitzGerald assuming maximum performance levels are achieved: Mr. Bassoul: 67,248 (16,812 at target) and Mr. FitzGerald: 27,456 (6,864 at target).

For Messrs. Bassoul and FitzGerald, the following table specifies the percentage of maximum shares earned at various levels of EBITDA growth and EPS growth over the one-year performance period ending January 2, 2016:

	2015 EPS Growth
2015
EBITDA	14.0%								18.0%
Growth	(Target)	14.5%	15.0%	15.5%	16.0%	16.5%	17.0%	17.5%	(Maximum)
14.0% (Target)	25%	30.6%	36.3%	41.9%	47.5%	53.1%	58.8%	64.4%	70.0%
14.5%	30.6%	36%	41.4%	46.8%	52.2%	57.6%	63%	68.4%	73.8%
15.0%	36.3%	41.4%	46.6%	51.7%	56.9%	62.%	67.2%	72.3%	77.5%
15.5%	41.9%	46.8%	51.7%	56.6%	61.6%	66.5%	71.4%	76.3%	81.3%
16.0%	47.5%	52.2%	56.9%	61.6%	66.3%	70.9%	75.6%	80.3%	85.0%
16.5%	53.1%	57.6%	62%	66.5%	70.9%	75.4%	79.8%	84.3%	88.8%
17.0%	58.8%	63%	67.2%	71.4%	75.6%	79.8%	84.1%	88.3%	92.5%
17.5%	64.4%	68.4%	72.3%	76.3%	80.3%	84.3%	88.3%	92.3%	96.3%
18.0%	70%	73.8%	77.5%	81.3%	85%	88.8%	92.5%	96.3%	100%
(Maximum)

For fiscal year 2015, actual EBITDA growth was 19.3% and actual EPS growth was 17.1%, resulting in the applicable partial vesting of the maximum number of shares awarded to Messrs. Bassoul and FitzGerald in March of 2016.

Stock Ownership Requirement

The Company requires the Named Executive Officers and senior executives to maintain a minimum multiple of base salary in the form of Common Stock ownership. Unexercised stock options are not considered in calculating the stock ownership requirement. The base salary multiples are set by the Committee and are set at levels consistent with the individual's level of responsibility within the Company. If a participant in the Company's annual performance-based incentive plans meets or exceeds their stock ownership requirement, then they are eligible to receive 100% of their annual bonus in cash. If a participant does not meet the applicable stock ownership requirement, then a maximum of one-third of his or her annual bonus will be used to purchase Common Stock on the participant's behalf. This policy will continue under all annual performance-based incentive plans maintained by the Company.

The stock ownership requirements for the Named Executive Officers as of January 2, 2016, are as follows:

Named Executive Officer	Stock Ownership Requirement (multiple of base salary)	Stock Ownership Requirement (shares)	Actual Stock Ownership (shares)
Selim A. Bassoul	6 × base salary	55,623	630,678
Timothy J. FitzGerald	2 × base salary	10,661	243,676
David Brewer	2 × base salary	9,734	50,670
Martin M. Lindsay	2 × base salary	3,708	89,682

Post-Employment Benefits

Pursuant to his employment agreement, the CEO is entitled to a nonqualified defined benefit pension benefit as follows. Upon the CEO's retirement on or after the date on which he attains the age of 55 (the "Age 55 Retirement Benefit"), he will be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. This percentage increases ratably, depending upon the age of the CEO at the time of his retirement. If the CEO retires after the date on which he attains the age of 60 (the "Age 60 Retirement Benefit"), he will be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If the CEO retires after the date on which he attains the age of 65, he will be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary, in lieu of the Age 55 Retirement Benefit and the Age 60 Retirement Benefit, payable for the remainder of his life. Mr. Bassoul is currently age 59 and is vested in the pension benefits provided under his employment agreement. The estimated monthly retirement benefit payable to the CEO based on his base salary as of January 2, 2016, would be $41,666 at the retirement age of 59, $52,083 at the retirement age of 60, and $62,500 at the retirement age of 65. The CEO and his dependents are generally entitled to continue to participate in all health and medical plans and programs which the Company maintains for its senior executives and their dependents for life, subject to any Medicare coverage being the primary coverage.

The Company does not provide a defined benefit pension plan for the Named Executive Officers other than the CEO.

Limited Perquisites

The Named Executive Officers and senior executives of the Company are offered limited perquisites. In general, executives in sales oriented positions are offered an automobile expense reimbursement that varies by individual, but in no event exceeding $10,000 per fiscal year. The CEO is provided the use of a Company automobile, with the associated income taxes added to annual income, and is reimbursed for the cost of annual income tax planning services.

Employment Agreements

To attract and retain highly skilled executives and to provide for certainty regarding rights and obligations, the Company has historically provided employment agreements to certain of its executive officers. The Committee believes that its employment agreements are crucial to the success of the Company in retaining the services of Mr. Bassoul, our Chairman, CEO and President, and Mr. FitzGerald, our CFO. The Company's employment agreement with Mr. Bassoul, entered into on January 21, 2013, provides for an employment term through December 31, 2017. The Company's employment agreement with Mr. FitzGerald, entered into on March 21, 2013, provides for an employment term ending on December 31, 2017.

2016 Compensation Decisions

For 2016, the Committee maintained the Named Executive Officers' base salary, threshold and maximum award opportunities under the annual VCIP bonus program. The maximum annual cash bonus is capped at 200% of threshold for each of Messrs. Bassoul and FitzGerald. The Committee implemented a slight change by reducing the threshold payout upon the achievement of 10% growth in EBITDA and EPS, while maintaining a target payout upon the achievement of 14% growth in EBITDA and EPS.

The Committee implemented similar changes to the design of the equity incentive program for Messrs. Bassoul and FitzGerald in 2016, by structuring a threshold payout upon the achievement of 10% growth in EBITDA and EPS, a target payout upon achievement of 14% growth in EBITDA and EPS and a payout equal 151% of the target number of shares upon achievement of 18% growth in EBITDA and EPS. In addition, in order to incent the Chief Executive Officer and Chief Financial Officer to further drive financial performance, the 2016 equity program would deliver an increased number of shares (approximately 201% of the target number of shares) if the Company achieves 22% growth in EBITDA and EPS over the one year performance period.

On March 17, 2016, the Company made awards of performance-based restricted stock (at target) to the Named Executive Officers as follows: Mr. Bassoul, 56,687 shares, Mr. FitzGerald, 22,675 shares, Mr. Brewer, 9,844 shares and, Mr. Lindsay, 4,219 shares. The long-term incentive awards made to Messrs. Brewer and Lindsay will be subject to cumulative EPS and EBITDA growth over a three year performance period.

Accounting and Tax Implications of Executive Compensation

Current federal tax law imposes an annual individual limit of $1 million on the deductibility of the Company's compensation payments to the CEO and its three other most highly compensated executive officers other than the CFO. Performance-based compensation that satisfies the conditions of Section 162(m) of the Code is excluded for purposes of this limitation. The 2015 equity incentive awards and the 2015 annual cash bonus awards made to Messrs. Bassoul and FitzGerald, under the Company's LTIP and/or annual performance-based incentive plan were subject to, and made in accordance with, the Committee's pre-established performance goals, as required in order to qualify as "performance-based compensation" under Section 162(m) of the Code. The Committee reserves the right to pay compensation that may be non-deductible to the Company if it determines that it would be in the best interests of the Company.

Risk Assessment Regarding Company Compensation Program

In connection with the Company's adoption of performance-based compensation for its employees, an important objective of the Committee was ensuring that none of the targets would pose excessive risks. The Committee, together with the Chairman of the Audit Committee and executive management, has considered the risks arising from the Company's compensation policies and practices for its employees and has concluded that the compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

The current executive compensation program includes several "risk mitigating" elements, such as stock ownership requirements for the CEO and executive officers and the use of multiple performance metrics in incentive plans along with limitations on the payouts that can be earned through the incentive plans. The Committee believes that the new compensation structure for the CEO and the move away from larger grants of performance stock with multi-year performance cycles will further mitigate risks.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with the Company's management. Based on this review and discussion, the Committee recommends to the Company's Board that the CD&A be included in these proxy materials.

The Compensation Committee: John R. Miller III, Chairman, Gordon O'Brien and Sarah Palisi Chapin

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2015

The following table sets forth information concerning the annual and long-term compensation for services to the Company in all capacities received by the following persons who are collectively referred to as the Company's "Named Executive Officers": (i) the Chief Executive Officer of the Company, (ii) the Chief Financial Officer of the Company and (iii) the two other executive officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) in respect of fiscal years 2015, 2014 and 2013, respectively.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)		All Other Compensation ($)		Total ($)
Selim A. Bassoul	2015	1,000,000	—	1,812,502	—	3,281,250	(3)	—	(5)	46,498	(6)	6,140,250
Chairman of the Board,	2014	1,000,000	—	1,625,116	—	3,500,000		1,722,729		38,959		7,886,804
President and Chief	2013	1,000,000	—	—	—	8,000,000		—		72,241		9,072,241
Executive Officer
Timothy J. FitzGerald	2015	575,000	—	740,008	—	2,343,750	(7)	—		6,085	(8)	3,664,843
Vice President and Chief	2014	575,000	—	687,448	—	2,500,000		—		7,925		3,770,373
Financial Officer	2013	575,000	—	—	—	2,500,000		—		6,895		3,081,895
David Brewer	2015	525,000	36,750	—	—	488,250	(9)	—		10,368	(10)	1,060,368
Chief Operating Officer	2014	525,000	—	526,780	—	525,000		—		10,498		1,587,278
	2013	400,000	—	—	—	400,000		—		10,345		810,345
Martin M. Lindsay	2015	200,000	14,000	—	—	186,000	(11)	—		7,510	(12)	407,510
Corporate Treasurer	2014	180,000	—	164,619	—	200,000		—		6,988		551,607
	2013	140,000	—	—	—	185,000		—		6,166		331,166

(1)
The amounts reported in the "Stock Awards" column of the table for 2015 reflect the fair value on the grant date of the performance based restricted stock awards granted to our Named Executive Officers during 2015 based upon the probable achievement of the performance goals under such awards determined as of the grant date, consistent with the estimate of the aggregate compensation cost to be recognized over the applicable service period determined in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718, excluding the effect of estimated forfeitures. The valuation assumptions used in determining 2015 amounts are described in Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2016. No "Stock Awards" were made to the Named Executive Officers in 2013. Under relevant SEC rules, we are also required to report the fair value on the grant date of the performance-based stock awards granted to our Named Executive Officers during 2015 based upon the maximum possible level of achievement under such awards, determined as of the grant date, which would be $7,250,000, $2,960,031, $0 and $0, for Messrs. Bassoul, FitzGerald, Brewer and Lindsay, respectively.

(2)
The amounts reported in the "Stock Awards" column of the table for 2014 reflect the fair value on the grant date of the performance-based restricted stock awards granted to our Named Executive Officers during 2014 based upon the probable achievement of the performance goals under such awards determined as of the grant date, consistent with the estimate of the aggregate compensation cost to be recognized over the applicable service period determined in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The valuation assumptions used in determining 2014 amounts are described in Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2015. Under relevant SEC rules, we are also required to report the fair value on the grant date of the performance based stock awards granted to our Named Executive Officers during 2014 based upon the maximum possible level of achievement under such awards, determined as of the grant date, which would be $6,500,185, $2,750,159, $2,107,200, and $658,500, for Messrs. Bassoul, FitzGerald, Brewer and Lindsay, respectively.

(3)
Mr. Bassoul's 2015 Non-Equity Incentive Plan Compensation consists of $3,281,250 paid under the VCIP. Details of the VCIP award are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(4)
For a description of Mr. Bassoul's nonqualified defined benefit pension benefit, see below under the heading "Pension Benefits for Fiscal Year 2015."

(5)
The present value of Mr. Bassoul's nonqualified defined benefit pension benefit decreased by $1,722,729 due to an increase in the discount rate used to calculate the value of the Company's pension. The present value of the accumulated pension benefit assumes a retirement age of 60, and discount rate of 4.12%, retirement income of $1.0 million, and a length of pension payout of 30 years. Mr. Bassoul received no earnings on non-qualified deferred compensation for 2015.

(6)
All Other Compensation amounts in 2015 for Mr. Bassoul include $6,992 for a Company-provided automobile, $28,069 for financial planning assistance, a $1,375 Company contribution to a health savings account and $10,062 of Company paid life insurance premiums. The incremental cost to the Company with respect to the Company-owned automobile provided to Mr. Bassoul is estimated to be less than the $6,992 included in the table, which represents the taxable income imputed to Mr. Bassoul for his personal use of the automobile.

(7)
Mr. FitzGerald's 2015 Non-Equity Incentive Plan Compensation consists of $2,343,750 paid under the VCIP. Details of the VCIP are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(8)
All Other Compensation amounts in 2015 for Mr. FitzGerald include a $1,375 Company contribution to a health savings account, $2,056 in Company paid life insurance premiums, and a 401(k) Company matching contribution of $2,654.

(9)
Mr. Brewer's 2015 Non-Equity Incentive Plan Compensation consists of $488,250 paid under the VCIP and $36,750 paid in the Committee's discretion based on the exceptional performance of global chain accounts in fiscal year 2015 shown in the "Bonus" column. Details of the VCIP are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(10)
All Other Compensation amounts in 2015 for Mr. Brewer include a $1,375 Company contribution to a health savings account, $5,358 in Company paid life insurance premiums and a 401(k) Company matching contribution of $3,635.

(11)
Mr. Lindsay's 2015 Non-Equity Incentive Plan Compensation consists of $186,000 paid under the VCIP and $14,000 paid in the Committee's discretion based on Mr. Lindsay's increased corporate responsibilities in fiscal year 2015 shown in the "Bonus" column. Details of the VCIP are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(12)
All Other Compensation amounts in 2015 for Mr. Lindsay include a $1,375 Company contribution to a health savings account, $889 in Company paid life insurance premiums and a 401(k) Company matching contribution of $5,246.

Employment Agreements with Named Executive Officers

Selim A. Bassoul

The Company and MM entered into an employment agreement with Mr. Bassoul on January 21, 2013. The agreement provides, among other things, for Mr. Bassoul to serve as President, Chief Executive Officer and Chairman of the Board of the Company for a term ending on December 31, 2017. Under the agreement, Mr. Bassoul receives an annual base salary of $1,000,000 and is eligible to participate in the VCIP.

Mr. Bassoul's employment agreement also provides for a Company-provided automobile, which is described in footnote 6 to the "Summary Compensation Table for Fiscal Year 2015," and a nonqualified retirement benefit, which is described under the heading "Pension Benefits for Fiscal Year 2015."

The terms of the employment agreement relating to the termination of Mr. Bassoul's employment are discussed below, under the heading "Potential Payments Upon Termination or Change in Control."

Timothy J. FitzGerald

The Company and MM entered into an amended and restated employment agreement with Mr. FitzGerald, the Company's Vice President and Chief Financial Officer, effective on March 21, 2013. Mr. FitzGerald's employment agreement has a term ending on December 31, 2017, unless Mr. FitzGerald's employment is earlier terminated under the terms of the employment agreement. Under the agreement, Mr. FitzGerald receives an annual base salary of $575,000 and he is eligible to participate in and earn an annual bonus under the management incentive programs adopted by the Company from time to time, subject to the terms and conditions of such programs, based on Mr. FitzGerald's achievement of performance targets established in the sole discretion of the Company. Mr. FitzGerald participated in the VCIP for 2015.

The terms of the employment agreement relating to the termination of Mr. FitzGerald's employment are discussed below, under the heading "Potential Payments Upon Termination or Change in Control."

Grants of Plan-Based Awards in Fiscal Year 2015

The following table sets forth information concerning cash incentive opportunities and grants of performance restricted stock made to the Named Executive Officers during the 2015 fiscal year. The grant date set forth below is the date that the Board granted the award.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards)					Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Selim A. Bassoul	(2)	875,000	875,000	1,750,000	—	—	—	—	—	—
	(3)	875,000	875,000	1,750,000	—	—	—	—	—	—
	3/16/15	—	—	—	16,812	16,812	67,248	—	—	1,812,502

Timothy J. FitzGerald	(2)	625,000	625,000	1,250,000	—	—	—	—	—	—
	(3)	625,000	625,000	1,250,000	—	—	—	—	—	—
	3/16/15	—	—	—	6,864	6,864	27,456	—	—	740,008

David Brewer	(2)	196,875	196,875	262,500	—	—	—	—	—	—
	(3)	196,875	196,875	262,500	—	—	—	—	—	—

Martin Lindsay	(2)	75,000	75,000	100,000	—	—	—	—	—	—
	(3)	75,000	75,000	100,000	—	—	—	—	—	—

(1)
These columns represent the annual cash award opportunities for each Named Executive Officer under the VCIP for fiscal year 2015. The actual payouts under the plans for 2015 performance were approved on March 16, 2016, and are reflected in the "Summary Compensation Table for Fiscal Year 2015." Since bonuses will not be paid if the target EBITDA and EPS metrics are not achieved, the target and threshold bonus amounts that can be earned are the same.

(2)
Award granted pursuant to the VCIP utilizing EPS performance metrics. The target metric requires EPS growth of 14% and the maximum metric requires EPS growth of 18%. EPS is defined as actual fiscal 2015 EPS, excluding any unusual charges related to acquisitions or restructuring reported by the Company on a diluted basis.

(3)
Award granted pursuant to the VCIP utilizing EBITDA performance metrics. The target metric requires EBITDA growth of 14% and the maximum metric requires EBITDA growth of 18%.

(4)
Represents the fair value on the grant date of the performance-based restricted stock awards granted to certain of our Named Executive Officers as shown in the table during 2015 based upon the probable achievement of the performance goals under such awards determined as of the grant date, consistent with the estimate of the aggregate compensation cost to be recognized over the applicable service period determined in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The valuation assumptions used in determining 2015 amounts are described in Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2016.

Outstanding Equity Awards at 2015 Fiscal Year End

The following table sets forth certain information concerning outstanding stock awards held by each of the Named Executive Officers under the LTIP on January 2, 2016, the end of the 2015 fiscal year.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Selim A. Bassoul		—	—			—	—	67,248	(1)	7,254,042
		—	—			—	—
		—	—			—	—
Timothy J. FitzGerald								27,456	(2)	2,961,679
David Brewer	—	—	—	—	—	—	—	24,000		2,588,880
	—	—	—	—	—	—	—
Martin M. Lindsay								7,500		809,025

(1)
On March 16, 2015, Mr. Bassoul was awarded 67,248 shares of performance-based restricted stock. The award provided for vesting at the end of a one-year performance period based on the achievement of specified year over year increases in EBITDA and EPS. The performance period of the award was January 4, 2015, to January 2, 2016. On March 17, 2016, the Committee determined, after review of the Company's fiscal 2015 audited financial statements, that the performance requirements of the March 16, 2015 grant had been partially achieved and, accordingly, the applicable number of shares related to the grant vested.

(2)
On March 16, 2015, Mr. FitzGerald was awarded 27,456 shares of performance-based restricted stock. The award provided for vesting at the end of a one-year performance period based on the achievement of specified year over year increases in EBITDA and EPS. The performance period of the award was January 4, 2015, to January 2, 2016. On March 17, 2016, the Committee determined, after review of the Company's fiscal 2015 audited financial statements, that the performance requirements of the March 16, 2015 grant had been partially achieved and, accordingly, the applicable number of shares related to the grant vested.

(3)
The value of the performance-based restricted stock was calculated by multiplying the closing share price of the Common Stock on December 31, 2015 by the number of shares of performance-based restricted stock outstanding on January 2, 2016, assuming the maximum number of shares is earned with respect to each award.

Option Exercises and Stock Vested for Fiscal Year 2015

The following table sets forth the aggregate amounts received or realized in connection with the exercise of stock options and vesting of stock awards under the 2007 Stock Incentive Plan, and LTIP during the 2015 fiscal year by each of the Named Executive Officers. All options issued under the 2007 Stock Incentive Plan have been exercised or otherwise forfeited and none of such options remain outstanding.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Selim A. Bassoul	—	—	74,034	7,894,986
Timothy J. FitzGerald	—	—	31,323	3,340,285
David Brewer	—	—	—	—
Martin Lindsay	—	—	—	—

Pension Benefits for Fiscal Year 2015

Pursuant to his employment agreement (described above under the heading "Employment Agreements with Named Executive Officers"), Mr. Bassoul is entitled to a nonqualified defined benefit pension benefit as follows: upon Mr. Bassoul's retirement on or after the date on which he attains the age of 55, but prior to the date on which he attains age 60 (the "Age 55 Retirement Benefit"), he will be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. This percentage increases ratably, depending upon the age of the CEO at the time of his retirement. Mr. Bassoul is age 59 and is currently eligible for this benefit. If Mr. Bassoul retires on or after the date on which he attains the age of 60, but prior to the date on which he attains age 65 (the "Age 60 Retirement Benefit"), he will be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 65, he will be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary (the "Age 65 Retirement Benefit"), in lieu of the Age 55 Retirement Benefit and Age 60 Retirement Benefit, payable for the remainder of his life.

The estimated monthly retirement benefit payable to Mr. Bassoul based on his compensation level as of January 2, 2016, would be $41,666 at the retirement age of 59, $52,083 at the retirement age of 60, and $62,500 at the retirement age of 65, assuming a base salary of $1,000,000, as currently in effect.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
Selim A. Bassoul	Chairman Retirement Plan	11	9,938,648	(2)	—
Selim A. Bassoul	Chairman Retirement Medical Plan(3)	11	861,277	(4)	—

(1)
Reflects years of credited service since the inception of the respective plans. The number of years of credited service for purposes of the plans is less than Mr. Bassoul's years of service with the Company and there is no benefit augmentation as a result.

(2)
The present value of accumulated pension benefits assumes a retirement age of 60, a discount rate of 4.12%, retirement income of $1.0 million, and a length of pension payout of 30 years.

(3)
Mr. Bassoul and his dependents are entitled to continue to participate in all health and medical plans and programs maintained by the Company for its senior executives and their dependents for life, subject to any Medicare coverage being the primary coverage.

(4)
The present value of accumulated post-retirement medical benefits due to Mr. Bassoul assumes a retirement age of 60, a discount rate of 4.12%, and a length of benefit period of 30 years.

Potential Payments Upon Termination or Change in Control

Under Employment Agreements

Selim Bassoul

During the term of Mr. Bassoul's employment agreement with the Company and MM, as described above under the heading "Employment Agreements with Named Executive Officers," Mr. Bassoul's employment may be terminated by the Company or by Mr. Bassoul at any time, or by the death of Mr. Bassoul.

In the event that Mr. Bassoul's employment is terminated by the Company for reasons other than "cause" (as defined in the employment agreement), by Mr. Bassoul due to a material diminution of his duties or a change in his title, or due to his death or disability, Mr. Bassoul's employment agreement provides that a pro rata share of the incentive compensation under the VCIP that would otherwise have been payable to him had he remained employed by the Company until the last day of the fiscal year will be paid to Mr. Bassoul following the conclusion of the fiscal year based on actual performance. In addition, the employment agreement provides that if the Company terminates Mr. Bassoul's employment without cause or if Mr. Bassoul terminates his employment due to a material diminution of his duties or a change in his title, then Mr. Bassoul will be entitled to a lump sum payment equal to three times the sum of (i) his annual base salary and (ii) an amount equal to the greater of (x) the amount of incentive compensation earned by Mr. Bassoul under the VCIP (as such plan may be renewed from time to time) with respect to the full calendar year immediately prior to the date of termination and (y) the average incentive compensation paid to Mr. Bassoul under the VCIP) for each of the three calendar years immediately prior to the date of termination (the "Severance Amount"). Notwithstanding the foregoing, the Severance Amount is capped at $13,500,000 pursuant to the employment agreement.

Mr. Bassoul's employment agreement also provides that if his employment is terminated by either party, for any reason, then Mr. Bassoul and his dependents will be entitled to continue to participate in all health and medical plans and programs which the Company maintains for its senior executives and their families until the later of the death of Mr. Bassoul or his spouse, subject to any Medicare coverage being the primary coverage. The present value of the medical benefits that would be provided to Mr. Bassoul in such circumstances is shown above under the heading "Pension Benefits for Fiscal Year 2015."

In the event that any amount payable to Mr. Bassoul is deemed under the Code to be made in connection with a change in control of the Company, and such payments would result in imposition of the excise tax imposed under the Code on "excess parachute payments" (the "Excise Tax"), the employment agreement provides that Mr. Bassoul's payments will be reduced to an amount that would not result in the imposition of the Excise Tax, to the extent such reduction would result in a greater after-tax benefit to Mr. Bassoul.

Timothy J. FitzGerald

During the term of Mr. FitzGerald's employment agreement, as described above under the heading "Employment Agreements with Named Executive Officers," Mr. FitzGerald's employment may be terminated by the Employer (defined as the Company and MM) or by Mr. FitzGerald at any time, or by the death of Mr. FitzGerald.

In the event that Mr. FitzGerald's employment is terminated by the Company for reasons other than "cause" (as defined in the employment agreement), or by Mr. FitzGerald due to a material diminution of his duties, or due to his death or disability, Mr. FitzGerald's employment agreement provides that a pro rata share of the incentive compensation under the VCIP that would otherwise have been payable to him had he remained employed by the Company until the last day of the fiscal year will be paid to Mr. FitzGerald following the conclusion of the fiscal year based on actual performance. In addition, the employment agreement provides that if the Company terminates Mr. FitzGerald's employment without cause, or if Mr. FitzGerald terminates his employment due to a material diminution of his duties, Mr. FitzGerald will be entitled to a lump sum payment equal to three times the sum of (i) his annual base salary for the full calendar year immediately prior to the date of termination and (ii) an amount equal to the greater of (x) the amount of his annual bonus paid under the VCIP (as such plan may be renewed from time to time) with respect to the full calendar year immediately prior to the year of termination and (y) the average of his annual bonuses paid under the VCIP for each of the three calendar years immediately prior to the year of termination.

In the event that any amount payable to Mr. FitzGerald is deemed under the Code to be made in connection with a change in control of the Company and would result in imposition of the Excise Tax, the employment agreement provides that Mr. FitzGerald's payments will be reduced to an amount that would not result in the imposition of the Excise Tax, to the extent such reduction would result in a greater after-tax benefit to Mr. FitzGerald.

Under Equity Incentive Plans

None of the Named Executive Officers currently hold any outstanding stock options.

On March 16, 2015, the Company granted performance share awards to Messrs. Bassoul and FitzGerald in respect of the performance period commencing on January 5, 2015, and ending on January 2, 2016. In the event of a termination of employment by the Company other than for cause or in the event of Messrs. Bassoul's or FitzGerald's resignation due to a diminution of duties or, for Mr. Bassoul, a change in title in accordance with the terms of his employment agreement, the performance share award would have immediately vested in that number of shares that would have vested based on actual performance measured as of the end of the month immediately prior to the month of such termination or, if later, as of March 31, 2015 (and extrapolated to the end of the performance period, taking into account the length of the shortened performance period in comparison to the original one year period), pro-rated for the number of days the executive officer worked through the date of termination. Any remaining shares that do not vest in accordance with the preceding sentence would be forfeited. In the event of a "change in control" (as defined in the performance share award agreement), the performance share award would have immediately vested in the greater of (i) the target number of shares or (ii) the number of shares that would have vested based on actual performance measured immediately prior to the date of the change of control (and extrapolated to the end of the performance period, taking into account the length of the shortened performance period in comparison to the original one or three year period). Any remaining shares that do not vest in accordance with the preceding sentence would be forfeited.

As discussed in the Compensation Discussion and Analysis and in the footnotes to the "Outstanding Equity Awards at 2015 Fiscal Year End" table, on March 17, 2016, the performance share awards granted to Messrs. Bassoul and FitzGerald in 2015 partially vested based on the Committee's determination and certification of the level of achievement of the EBITDA and EPS goals.

Quantification

The tables below illustrate the potential payments to each Named Executive Officer under each of the circumstances discussed above. The tables assume that the terminations or change in control, as applicable, took place on January 2, 2016, the last day of our 2015 fiscal year and are based on the applicable executive's current employment terms.

Name	Type of Payment	Involuntary Termination Without Cause		Voluntary Termination due to Material Diminution of Duties		Change in Control
Selim A. Bassoul(1)	Cash Severance	$13,500,000		$13,500,000		$0

	Accelerated Vesting of Restricted Stock	$6,764,420	(2)	$6,764,420	(2)	$6,764,420	(2)

	Total	$20,264,420		$20,264,420		$6,764,420

Timothy J. FitzGerald	Cash Severance	$9,068,750		$9,068,750		$0

	Accelerated Vesting of Restricted Stock	$2,761,796	(3)	$2,761,796	(3)	$2,761,796	(3)

	Total	$11,830,546		$11,830,546		$2,761,796

David Brewer	Cash Severance	$0		$0		$0

	Accelerated Vesting of Restricted Stock	$1,724,194	(4)	$0		$1,724,194	(4)

	Total	$1,724,194		$0		$1,724,194

Martin M. Lindsay	Cash Severance	$0		$0		$0

	Accelerated Vesting of Restricted Stock	$538,811	(5)	$0		$538,811	(5)

	Total	$538,811		$0		$538,811

(1)
Mr. Bassoul is currently early retirement-eligible. Upon a termination of Mr. Bassoul's employment, Mr. Bassoul would also become entitled to a monthly retirement benefit equal to approximately $41,666 assuming in each case that the termination occurred on January 2, 2016, and based on his current base salary of $1,000,000. Mr. Bassoul is fully vested in this pension benefit. The pension arrangements, including the benefits payable upon Mr. Bassoul's normal retirement, are described in more detail under the heading "Pension Benefits for Fiscal Year 2015" above.

(2)
Includes 67,248 shares of restricted performance stock that vested on March 15, 2016, subsequent to the end of the Company's 2015 fiscal year. In the event of a change of control, such restricted performance stock would immediately vest in the greater of (i) the number of shares that would vest at the target level of performance (16,812) or (ii) the number of shares that would vest on actual performance measured immediately prior to the change of control (and extrapolated to the end of the performance period taking into account the length of the shortened performance period in comparison to the original one year period). In the event of a termination without cause by the Company or by Mr. Bassoul due to a material diminution in duties or change in title, such restricted performance stock would immediately vest in that number of shares that would vest based on actual performance measured as of the end of the month immediately prior to the month of such termination (and extrapolated to the end of the performance period taking into account the length of the shortened performance period in comparison to the original one year period), pro-rated for the number of days worked through the date of termination.

(3)
Includes 27,456 shares of restricted performance stock that vested on March 15, 2016, subsequent to the end of the Company's 2015 fiscal year. In the event of a change of control, such restricted performance stock would immediately vest in the greater of (i) the number of shares that would vest at the target level of performance (6,864) or (ii) the number of shares that would vest on actual performance measured immediately prior to the change of control (and extrapolated to the end of the performance period taking into account the length of the shortened performance period in comparison to the original one year period). In the event of a termination without cause by the Company or by Mr. FitzGerald due to a material diminution in duties, such restricted performance stock will immediately vest in that number of shares that would vest based on actual performance measured as of the end of the month immediately prior to the month of such termination (and extrapolated to the end of the performance period taking into account the length of the shortened performance period in comparison to the original one year period), pro-rated for the number of days worked through the date of termination.

(4)
Includes 24,000 shares of restricted performance stock granted on February 24, 2014. In the event of a change of control, such restricted performance stock would immediately vest in the greater of (i) the number of shares that would vest at the target level of performance (6,000) or (ii) the number of shares that would vest on actual performance measured immediately prior to the change of control (and extrapolated to the end of the performance period taking into account the length of the shortened performance period in comparison to the original three year period). In the event of a termination without cause by the Company, such restricted performance stock will immediately vest in that number of shares that would vest based on actual performance measured as of the end of the month immediately prior to the month of such termination (and extrapolated to the end of the performance period taking into account the length of the shortened performance period in comparison to the original three year period), pro-rated for the number of days worked through the date of termination.

(5)
Includes 7,500 shares of restricted performance stock granted on February 24, 2014. In the event of a change of control, such restricted performance stock would immediately vest in the greater of (i) the number of shares that would vest at the target level of performance (1,875) or (ii) the number of shares that would vest on actual performance measured immediately prior to the change of control (and extrapolated to the end of the performance period taking into account the length of the shortened performance period in comparison to the original three year period). In the event of a termination without cause by the Company, such restricted performance stock will immediately vest in that number of shares that would vest based on actual performance measured as of the end of the month immediately prior to the month of such termination (and extrapolated to the end of the performance period taking into account the length of the shortened performance period in comparison to the original three year period), pro-rated for the number of days worked through the date of termination.

Director Compensation for Fiscal Year 2015

The following table sets forth information concerning the annual and long-term compensation for services to the Company performed by members of the Board who were not employees of the Company during the 2015 fiscal year.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Sarah Palisi Chapin	65,000		107,810	(4)	—	—	—	172,810
Compensation Committee
Member
Robert B. Lamb	65,000		107,810	(4)	—	—	—	172,810
Audit Committee Member
Cathy McCarthy	16,250	(3)	—		—	—	—	16,250
Audit Committee
John R. Miller III(2)	80,000		107,810	(4)	—	—	—	107,810
Compensation Committee
Chairman and Nominating
Committee Member
Gordon O'Brien	55,000	(3)	107,810	(4)	—	—	—	162,810
Lead Independent Director,
Compensation Committee
Member and Nominating
Committee Member
Philip G. Putnam(2)	85,000		107,810	(4)	—	—	—	192,810
Audit Committee Chairman
Nominating Committee Chairman
Sabin C. Streeter	65,000		107,810	(4)	—	—	—	172,810
Audit Committee Member

(1)
On March 16, 2015, each nonemployee member of the Board was awarded 1,000 shares of restricted stock pursuant to the LTIP. These shares vested on March 15, 2016 based on continued service. The amounts reported in this column reflect the aggregate grant date fair value of the shares of restricted stock granted in 2015 computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining these amounts are described in Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 2, 2016. Also, on March 16, 2016, each nonemployee member of the Board was awarded 1,000 shares of restricted stock pursuant to the 2011 Long-Term Incentive Plan. These shares will vest on March 16, 2017 based on continued service.

(2)
For the fiscal year ended January 2, 2016, the respective Audit and Compensation Committee Chairmen received an additional $15,000 annual retainer and the Nominating Committee Chairman received an additional $5,000 annual retainer.

(3)
Cash-based Board fees for Mr. O'Brien's and Ms. McCarthy's services are paid directly to their respective employers.

(4)
The number of stock options and stock awards outstanding as of January 2, 2016, for each non-employee member of the Board is as follows:

Director	Options	Restricted Stock(1)
Sarah Palisi Chapin	—	1,000
Robert B. Lamb	—	2,200
Cathy McCarthy	—	—
John R. Miller III	—	2,200
Gordon O'Brien	—	4,600
Philip G. Putnam	—	2,200
Sabin C. Streeter	—	—

(1)
Includes 1,000 shares of restricted stock awarded to each acting nonemployee member of the Board on March 16, 2015, pursuant to the LTIP. These shares of restricted stock vested on March 15, 2016 based on continued service. Also includes 3,600 shares of restricted stock awarded to the lead independent director and 1,200 shares of restricted stock awarded to Messrs. Lamb, Miller and Putnam granted on March 28, 2011. These shares vest in 20% increments based on continued service. The last tranche of this restricted stock grant vested on March 28, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and such individuals' transactions with the Company is based upon information received from each individual as of March 18, 2016.

The following table sets forth certain information with respect to the beneficial ownership of shares of the Common Stock, as of March 18, 2016, by each person known by the Company to be the beneficial owner of more than five percent of Common Stock, each director and each nominee for director of the Company, each Named Executive Officer of the Company and all current directors and executive officers of the Company as a group. Unless otherwise indicated below, the address for each person listed below is c/o The Middleby Corporation, 1400 Toastmaster Drive, Elgin, Illinois 60120.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent Of Class
Directors, Director Nominees, and Executive Officers:
Selim A. Bassoul	656,519	(1)	1.1%
Timothy J. FitzGerald	252,794	(2)	*
David Brewer	68,170	(3)	*
Martin M. Lindsay	96,682	(4)	*
Sarah Palisi Chapin	3,500		*
Robert B. Lamb	18,500		*
Cathy McCarthy	2,935		*
John R. Miller III	23,500		*
Gordon O'Brien	38,750		*
Philip G. Putnam	12,200		*
All directors and executive officers of the Company (10 individuals)	1,173,550		2.0%
Other 5% Holders:
Baron Capital Group, Inc.	3,914,000	(5)	6.8%
767 Fifth Avenue, 49th Floor
New York, NY 10153
The Vanguard Group	3,801,042	(6)	6.6%
100 Vanguard Boulevard
Malvern, PA 19355
T. Rowe Price Associates, Inc.	3,022,559	(7)	5.3%
100 E. Pratt Street
Baltimore, MD 21202

*
Indicates beneficial ownership of less than 1%.

(1)
Mr. Bassoul is the Chairman, Chief Executive Officer and President of the Company. His holdings include 56,687 shares of performance-based restricted stock granted on March 16, 2016, 65,022 held in trust for Mr. Bassoul's children, and 47,528 shares held by a Bassoul Family Trust.

(2)
Mr. FitzGerald is Vice President and Chief Financial Officer of the Company. His holdings include 22,675 shares of performance-based restricted stock granted on March 16, 2016, and 28,200 shares held by Mr. FitzGerald's spouse and children.

(3)
Mr. Brewer is Chief Operating Officer of the Company. His holdings include 24,000 shares of performance-based restricted stock granted on February 24, 2014 and 17,500 shares of performance-based restricted stock granted on March 16, 2016.

(4)
Mr. Lindsay is the Corporate Treasurer of the Company. His holdings include 7,500 shares of performance-based restricted stock granted on February 24, 2014 and 7,500 shares of performance-based restricted stock granted on March 16, 2016.

(5)
Based on a Schedule 13G filed with the SEC on February 16, 2016, by Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc. and Ronald Baron (collectively, "Baron"), Baron (a) has sole voting power with respect to no shares, (b) has shared voting power with respect to 3,596,400 shares and (c) has shared dispositive power with respect to 3,914,000 shares.

(6)
Based on a Schedule 13G filed with the SEC on February 10, 2016, by The Vanguard Group, The Vanguard Group (a) has sole voting power with respect to 42,128 shares, (b) has sole dispositive power with respect to 3,759,314 shares and (c) has shared dispositive power with respect to 41,728 shares.

(7)
Based on a Schedule 13G filed with the SEC on February 12, 2016, by T. Rowe Price Associates Inc., (a) has sole voting power with respect to 1,113,283 shares and (b) has sole dispositive power with respect to 3,022,559 shares.

Equity Compensation Plan Information

The following table sets forth information with respect to securities authorized for issuance under our equity compensation plans as of January 2, 2016.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	—	$—	1,179,489	(1)
Total			1,179,489

(1)
Represents shares issuable as of January 2, 2016, under the LTIP, the only equity compensation plan under which equity compensation awards may be issued in the future.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and executive officers and any person that beneficially owns more than ten percent of the Company's Common Stock are required to report their beneficial ownership and any changes in that ownership to the SEC and the NASDAQ. These reports are required to be submitted by specified deadlines, and the Company is required to report in this proxy statement any failure by directors, officers and beneficial owners of more than ten percent of its Common Stock to file such reports on a timely basis during the Company's most recent fiscal year or, in the case of such a failure that has not previously been so disclosed, prior fiscal years.

Based solely on a review of the copies of reports furnished to the Company during and with respect to the year ended January 2, 2016, and written representations from certain of the Company's directors and executive officers, the Company does not know of any failure by its executive officers, directors and beneficial owners of more than ten percent of its Common Stock to file on a timely basis any reports required by Section 16(a) for the year ended January 2, 2016, and, to the extent applicable for purposes of this disclosure, prior fiscal years, except as disclosed herein.

Form 4 reports were not timely filed on behalf of Messrs. Bassoul and FitzGerald for a restricted stock vesting that occurred on March 19, 2015, Mr. Bassoul for transactions that occurred on February 20, 2015 and May 14, 2015, and Messrs. Lamb, Miller, O'Brien, Putnam and Streeter and Ms. Chapin for a restricted stock grant that occurred on March 16, 2015. A Form 3 report was not timely filed on behalf of Ms. McCarthy upon her appointment to the Board on November 5, 2015. Form 3 and 4 reports were subsequently made to report each such transaction or event.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee conducts its oversight activities for the Company in accordance with duties and responsibilities outlined in the Audit Committee charter, approved by the Board on March 4, 2003, and modified on February 25, 2004, a copy of which is available under the "Investor Relations" section of the Company's website, located at www.middleby.com.

For the fiscal year ending January 2, 2016, the Audit Committee has reviewed and discussed the audited financial statements and internal controls over financial reporting with management and the Company's independent registered public accounting firm, Ernst and Young, LLP.

The Audit Committee has discussed with the Company's independent registered public accounting firm the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as modified or supplemented, by the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has also received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding Ernst and Young's, LLP communication with the Audit Committee concerning independence, and held discussions with Ernst and Young, LLP regarding independence.

Based on the review and discussions outlined above, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 2, 2016.

The Middleby Corporation Audit Committee Philip G. Putnam, Chairman, Robert Lamb, and Cathy McCarthy

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended January 2, 2016, the Compensation Committee consisted of Messrs. O'Brien and Miller and Ms. Chapin, all of whom were "independent directors" of the Company and were not officers of the Company. Selim A. Bassoul, Chairman, President and CEO of the Company, participated with the full Board in reviewing and approving certain components of compensation of other executive officers and senior managers. Recommendations concerning the compensation of Mr. Bassoul were made by the Compensation Committee to the Board. During 2015, no member of the Compensation Committee was, or formerly was, an officer or employee of the Company, or had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K, promulgated under the Securities and Exchange Act of 1934, as amended.

The Middleby Corporation Code of Ethics

The Company has adopted a code of ethics that applies to all directors, executive officers, officers and employees of the Company. The Company has made the Code of Ethics available on its website at www.middleby.com.

Audit Firm Fee Summary

During fiscal years 2015 and 2014 the Company retained its principal auditor, Ernst & Young LLP, to provide services in the following categories and amounts:

	2015	2014
Audit Fees—Fees for the annual financial statement and internal control audits, reviews of the Company's quarterly reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings	$2,582,950	$2,366,411
Audit Related Fees—Fees for the assurance and related services that are associated with the performance of the audit or interim financial statement review and are not reported under audit fees	$5,000	$3,520
Tax Fees—Fees for tax compliance	$0	$0
—Fees for assistance with tax audits and tax planning	$152,550	$34,265
All Other Fees—Fees for internal controls consultation services and compensation consulting	$0	$0

All of the services described in Audit Fees, Audit Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining the independence of the Company's public accountants.

The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and permitted non-audit services to be performed by the independent auditor (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Audit Committee (or the members with authority to pre-approve) shall consider whether the auditor's performance of such services is compatible with independence.

PROPOSAL NO. 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC enacted requirements for the Company to include in this proxy statement a separate resolution, subject to a non-binding, advisory vote, to approve the compensation of its Named Executive Officers. This proposal is commonly referred to as a "Say on Pay" proposal. As required by these rules, the Company is asking stockholders to vote FOR the adoption of the following resolution:

"Resolved, the compensation paid to the Company's Named Executive Officers, as disclosed pursuant Item 402 of Regulation S-K of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

As an advisory (non-binding) vote, this proposal is not binding on the Company. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

As outlined in the Compensation Discussion and Analysis ("CD&A") section that begins at page 11, the Company's compensation program is designed to maximize strategic Company goals based on the following objectives:

  •
  attract and retain executive talent;

  •
  link executive compensation with operating performance;

  •
  link executive long-term compensation with stockholder interests

  •
  facilitate a high-growth company strategy; and

  •
  award performance-based compensation that generally complies with Section 162(m) of the Code.

The Compensation Committee and the Board believe that the policies and procedures articulated in the CD&A are effective in achieving its goals and that the compensation of its Named Executive Officers reported in this proxy statement has contributed to the Company's recent and long-term success. The Company encourages stockholders to review the executive compensation disclosure in the CD&A and executive compensation tables for complete details of how its executive compensation policies and procedures operate and are designed to achieve the Company's compensation objectives.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary for advisory approval of this proposal. Although this vote is advisory in nature and does not impose any action on the Company or the Compensation Committee, the Company strongly encourages all stockholders to vote on this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT
PUBLIC ACCOUNTANTS

Ernst & Young LLP served as independent public accountants for the Company for the fiscal year ended January 2, 2016. The Audit Committee has selected Ernst & Young LLP to continue to provide audit services for the current fiscal year ending December 31, 2016. Accordingly, the Board recommends that stockholders ratify the selection of Ernst & Young LLP to audit the Company for the current fiscal year. Representatives of Ernst & Young LLP are expected to attend the annual meeting, to make a statement if they desire to do so and to be available to respond to appropriate questions.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary to approve the proposal to ratify the selection of Ernst & Young LLP as the Company's independent public accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

PROPOSAL NO. 4—RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE COMPANY'S
2011 LONG-TERM INCENTIVE PLAN, WITH NO ADDITIONAL SHARES AUTHORIZED

Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") generally limits the deductibility for federal income tax purposes of annual compensation paid to any "covered employee" in excess of $1 million. For purposes of Section 162(m), the term "covered employee" for any year includes our Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) who are serving as executive officers at year end and whose compensation is subject to disclosure in the proxy statement for that year's annual meeting of stockholders. Certain compensation paid based on the achievement of pre-established performance goals is excluded from the deduction limit of Section 162(m) if the material terms under which the compensation is to be paid, including the performance goals to be used, are approved by stockholders. Under applicable regulations, because we have not made any material amendments to the 2011 Long-Term Incentive Plan since it was originally approved by our stockholders in 2011, the material terms of the performance goals under the 2011 Long-Term Incentive Plan must be submitted to stockholders for re-approval at the 2016 Annual Meeting in order to continue to qualify for the exclusion from the deduction limits of Section 162(m).

The Board of Directors believes that it is in the Company's best interest that the 2011 Long-Term Incentive Plan be in compliance with the performance-based compensation requirements of Section 162(m) of the Code. The material terms of the performance goals are described below under "Principal Features of the 2011 Long-Term Incentive Plan—Performance Goals and Individual Grant Limits." If the performance goals under the LTIP are not re-approved by our stockholders, any compensation payable to employees who are Covered Employees for purposes of Section 162(m) will not qualify for the exclusion from the deduction limit of Section 162(m). Accordingly, we are submitting the performance goals under the 2011-Long-Term Incentive Plan for re-approval by our stockholders to allow compensation that is earned under the plan to be tax-deductible to the maximum extent permitted by Section 162(m).

We are not asking our stockholders to approve any additional shares of Common Stock for issuance under the 2011 Long-Term Incentive Plan.

The following description of the 2011 Long-Term Incentive Plan is qualified in its entirety by the complete text of our 2011 Long-Term Incentive Plan, which is included in this Proxy Statement as Appendix A.

Principal Features of the 2011 Long-Term Incentive Plan

Administration of the Plan.    The Board administers the LTIP. The Board has the authority to make grants and to determine their terms; provided, however, that the selection of eligible individuals for participation and decisions concerning the timing, pricing and amount of a grant are made solely by a committee consisting of two or more directors who are (a) 'non-employee directors" under Rule 16b-3 of the Exchange Act, (b) "outside directors" under Section 162(m) of the Code and "independent directors" pursuant to the Nasdaq National Market requirements. Subject to the provisions of the LTIP, the Board has the authority to interpret the provisions of the LTIP, to adopt any rules, procedures and forms necessary for the operation and administration of the LTIP, and to determine all questions relating to the eligibility and other rights of all persons under the LTIP.

Eligibility.    All employees of the Company and its subsidiaries and affiliates are eligible to be selected as participants. The Company's non-employee directors as well non-employee service providers are also eligible to be selected for grants under the LTIP.

Shares Available for Grant.    The LTIP provides that the Board has authorized up to 1,650,000 shares of Common Stock for issuance under the LTIP. If a grant expires or is canceled, any shares which were not issued or fully vested under the grant at the time of expiration or cancellation will again be available for grants. Any shares of Common Stock used for the payment of required tax withholding amounts or the exercise price applicable to a grant, shall count against the total number of shares available for issuance under the Plan. Shares of Common Stock underlying grants that can only be settled in cash will not be counted against the aggregate number of shares available for grants under the LTIP.

The shares of Common Stock deliverable under the LTIP may consist in whole or in part of unissued shares or reacquired shares.

As of the record date, there were 897,519 shares remaining and available for issuance under the LTIP.

Adjustments.    The number and kind of shares of Common Stock available for grants under the LTIP, the number and kind of shares of Common Stock issued in respect of outstanding grants, the exercise price, grant price or purchase price and any individual limitations applicable to grants are subject to adjustment if there are changes affecting the Common Stock, such as a merger, consolidation, stock dividend, split-up, combination, or exchange of shares, recapitalization or change in capitalization with respect to the shares of Common Stock. Each such adjustment, however, with respect to incentive stock options shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder; and no such adjustment shall cause any grant under the LTIP which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

No Repricing.    Except as required by the adjustment provision described above, no stock options or stock appreciation rights granted under the LTIP may be repriced unless such action is approved by the stockholders of the Company.

Types of Awards.    The LTIP permits the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and nonqualified stock options, (2) stock appreciation rights ("SARs"), in tandem with stock options or free-standing, (3) restricted stock, (4) performance stock, (5) phantom units (which may be granted as restricted stock units, performance units, units denominated in cash, or deferred units), and (6) other equity-based awards, including dividend equivalents.

Stock Options.    Options may be either "Incentive Stock Options," as defined in Section 422 of the Code, or options not intended to be so qualified ("Nonqualified Options"). The Board may grant more than one option to a participant during the life of the LTIP, and such option may be in addition to an option or options previously granted. However, the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000. Incentive Stock Options may not be granted at less than 100% of the fair market value of the shares on the date of grant. However, if any Incentive Stock Option is granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company, actually or constructively under Section 424 of the Code, the exercise price shall be 110% of the fair market value of the stock subject to the option in the date of grant. Incentive Stock Options may only be granted to eligible employees.

The LTIP also provides that Nonqualified Options may not be granted at less than 100% of the fair market value of shares on the date of grant.

Options granted pursuant to the LTIP will generally be transferable only by will or by laws governing descent and distribution, and during the lifetime of an optionee, will be exercisable only by the optionee.

However, subject to the approval of the Board, the LTIP provides that an option may be transferable, as permitted under the Exchange Act, as long as such transfers are made to one or more of the following: family members, including children of the optionee, the spouse of the optionee, or grandchildren of the optionee, trusts for such family members or charities ("Transferees"), and provided that such transfer is a bona fide gift and, accordingly, the optionee receives no consideration for the transfer, and that the options transferred continue to be subject to the same terms and conditions that were applicable to the options immediately prior to the transfer. In the event of such a transfer, the Transferee may not subsequently transfer such option. However, the designation of a beneficiary will not constitute a transfer.

Unless otherwise provided in a stock option award agreement, no option will be exercisable following three months after termination of employment with the Company (or such shorter or longer period as the option may provide) unless such termination of employment occurs by reason of disability or death. In the event of the disability or death of an optionee while employed or in service of the Company or any subsidiary of the Company, the options or unexercisable portions thereof, to the extent exercisable on the date of disability or death, shall be exercisable for a period not to exceed the expiration of one year from the date of disability or death, subject to the terms of the stock option agreement. In no event, however, shall an option be exercisable after the expiration of ten years from the date such option was granted (five years in the case of Incentive Stock Options granted to an optionee owning more than 10% of the voting power of stock of the Company), or beyond the term for which it was granted.

Payment for shares of Common Stock purchased upon exercise of an option granted under the LTIP shall be made in full at the time of such exercise, in cash or in shares of Common Stock (valued at fair market value), or in a combination of cash and shares of Common Stock, or by such other methods as may be approved by the Committee.

Stock Appreciation Rights.    A SAR represents the right to receive, upon exercise, a payment which is equal to the increase (if any) in the fair market value of a share of Common Stock between the date of grant and the date of exercise. The payment for the increase in value may be made in the form of Common Stock, cash or in a combination of Common Stock and cash. The exercise price of a SAR may not be less than the fair market value per share of Common Stock on the date of grant.

A SAR may be granted free-standing or in tandem with new options. However, a SAR which is issued in tandem with an Incentive Stock Option will be subject to the following rules: (i) it will expire no later than at the expiration of the Incentive Stock Option; (ii) payment under the SAR will not exceed 100% of the difference between the exercise price of the option and the fair market value of stock on the date the SAR is exercised; (iii) it will be transferable only when the option is transferable, and under the same conditions; (iv) it will be exercisable only when the option is exercisable; and (v) it may only be exercised when the fair market value of the Company's stock exceeds the exercise price of the option. Subject to applicable law, payment by the Company upon exercise of a SAR will be in cash, stock, or any combination thereof as the Board shall determine.

Unless otherwise provided in an award agreement, no SAR will be exercisable following three months after termination of employment with the Company (or such shorter or longer period as the SAR may provide) unless such termination of employment occurs by reason of disability or death. In the event of the disability or death of the grantee while employed or in service of the Company or any subsidiary of the Company, the SAR or unexercisable portion thereof, to the extent exercisable on the date of disability or death, shall be exercisable for a period not to exceed the expiration of one year from the date of disability or death, subject to the terms of the award agreement. In no event, however, shall a SAR be exercisable after the expiration of ten years from the date such SAR was granted.

Restricted Stock.    The LTIP provides that each grant of restricted stock shall include a description of the restrictions applicable to the grant and the conditions on which the restrictions may be removed. Each grant will also provide whether the recipient must pay any amount in connection with the grant and, if so, the amount and terms of that payment. Additionally, each grant will provide for treatment upon the participant's termination of employment or service with the Company, or upon a change of control of the Company.

Performance Stock.    The LTIP provides that each grant of performance stock shall include a description of any applicable provisions relating to the performance period and performance goals. In general, performance stock awards offer certain employees or non-employee directors the potential for substantial financial incentives based on continued service and the achievement of long-term Company performance goals, but in a manner that also places such individuals' compensation at risk in the event of poor Company performance. Additionally, each grant will provide for treatment upon the participant's termination of employment or service with the Company, or upon a change of control of the Company.

Performance Goals and Individual Grant Limits.    As noted above, performance criteria established by the Committee may include or relate to stock price, earnings per share before or after extraordinary items, earnings before interest, taxes, depreciation, amortization or extraordinary items, return on equity (gross or net), before or after extraordinary items, net income, earnings before any or all of interest, taxes, minority interest, depreciation and amortization, sales or revenue, return on assets, capital or investment, expense reduction goals, implementation or completion of critical projects or processes, cash flow measures, profit or margins; achievement of strategic goals, performance of the Company's sales force or product line, economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital), operating measures (including, but not limited to, productivity, efficiency, quality), or any combination of, or a specified increase in, any of the foregoing. In addition, performance goals may be based on one or more business criteria, one or more business units, divisions, products or geographic areas of the Company, its subsidiaries or affiliates, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). As determined in the sole discretion of the Committee, the performance goals for any performance period may be measured on an absolute basis or in relation to a pre-established target, prior year's results or a peer group or an index.

The Committee also has the authority to make equitable adjustments, to the extent not inconsistent with Section 162(m) of the Code, to reflect the impact of extraordinary items not reflected in performance goals, including profits or loss attributable to acquisitions or dispositions of stock or assets, intangibles/goodwill amortization charges attributable to acquisitions or dispositions of stock or assets, changes in accounting standards, items of gain, loss or expense related to restructuring charges, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, items of gain, loss or expense for the year related to discontinued operations, capital expenditures, share repurchases and other changes in the number of outstanding shares, fees and expenses associated with a business transaction such as investment banking fees and/or legal, accounting or tax planning fees, charges or amortization related to intangibles/goodwill, and such other items as may be prescribed by Section 162(m) of the Code. The performance goals may include a threshold level of performance below which no compensation will be earned, levels of performance at which specified compensation will be earned, and a maximum level of performance beyond which no additional compensation will be earned.

No more than 600,000 shares may be issued, or in the case of cash-based awards, no more than $10,000,000 may be granted, with respect to grants made in any single year (including each fiscal year within a performance period of more than one fiscal year) to any individual participant.

Phantom Units.    The LTIP provides that each grant of phantom units, subject to Section 409A of the Code, shall include a description of the restrictions applicable to the grant and the conditions on which the restrictions may be removed, including vesting dates. Additionally, each grant will contain provisions for treatment upon the participant's termination of employment or service with the Company, or upon a change of control of the Company. The terms of each grant of phantom units shall include the number of shares of Common Stock underlying the grant, or in the case of phantom units denominated in cash, the amount of cash represented by each phantom unit. Upon vesting, unless otherwise provided at the time of grant, a grant of phantom units denominated in shares of Common Stock will be settled for a per-unit value equal to (1) the fair market value of a share of Common Stock on the vesting date, plus (2) the aggregate amount of cash dividends paid on a share of Common Stock for the period beginning on the grant date and ending on the vesting date. Payment may be made in cash, Common Stock or a combination thereof as determined by the Committee.

Other Equity-Based Awards.    The LTIP provides that other forms of grants valued by reference to or otherwise based on Common Stock, including dividend equivalents, may be granted alone or in addition to other LTIP grants (except for stock options and SARs), and subject to such vesting conditions (including performance goal achievement) as determined in the sole discretion of the Board, subject to the terms of the LTIP.

Amendment or Termination of the Plan.    The Board may suspend, amend or terminate the LTIP at any time and in such respects as it shall deem advisable, provided that, stockholder approval will be required for any amendment that would: (a) increase the aggregate number of shares available for issuance under the LTIP, (b) extend the term of the LTIP, (c) materially expand the types of awards available under the LTIP, (d) change the categories of individuals eligible to participate in the LTIP, (e) delete or limit the LTIP's provisions prohibiting repricing, or (f) otherwise require stockholder approval in order to comply with applicable law or Nasdaq National Market rules. The Board may not amend or terminate the LTIP to the extent that such amendment or termination would adversely affect a participant's rights pursuant to an outstanding grant without the consent of the participant.

Federal Income Tax Consequences of Participation in the 2011 Long-Term Incentive Plan

Nonqualified Stock Options.    With respect to Nonqualified Options, the difference between the option's exercise price and the fair market value of the underlying Common Stock on the date the option is exercised will be taxable as ordinary income to the optionee and will be deductible by the Company as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

An exchange of Common Stock in payment of the option price in the case of a Nonqualified Option is considered a tax-free exchange by the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

Incentive Stock Options.    With respect to Incentive Stock Options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will be recognized by the optionee upon the grant or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price will be a tax preference item under the alternative minimum tax). In the event of a subsequent sale of the Common Stock received upon exercise, any amount realized in excess of cost will be taxed as short-term or long-term capital gain, depending on the period of time that the shares were held, and any loss sustained will be short- or long-term capital loss. In such case, the Company will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option.

A disqualifying disposition will occur if the optionee makes a disposition of the shares received upon exercise within two years from the date of grant of the option or within one year after the exercise of the option. If a disqualifying disposition is made, the difference between the option price and the lesser of (i) the fair market value of the Common Stock at the time the option is exercised or (ii) the amount realized upon disposition of the Common Stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

An exchange of Common Stock in payment of the option's exercise price in the case of an Incentive Stock Option, if the exchange is not a disqualifying disposition of the stock exchanged, is considered to be tax-free. A number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

Stock Appreciation Rights.    With respect to SARs, the fair market value of shares issued and the amount of cash paid by the Company upon exercise of such rights will be taxable as ordinary income to the holder of the rights and will be deductible by the Company, in each case on the date of exercise. If shares are issued upon exercise of a SAR, gain or loss on the subsequent sale of such shares will be eligible for capital gain or loss treatment by the recipient and will have no federal income tax consequences to the Company.

Restricted Stock.    With respect to grants of restricted stock, shares may be granted to a participant without recognition of income by the participant as long as the shares are not transferable and remain subject to a substantial risk of forfeiture. Upon the lapse of any restrictions on the transferability of the shares or the lapse of the conditions creating the risk of forfeiture, the participant is required to recognize ordinary income to the extent of the excess of the fair market value of the shares, determined at the time of the lapse of the applicable restrictions, over the price, if any, paid for the shares. The participant may, alternatively, elect to recognize income on the date of grant, in the amount of the then difference between the value of unrestricted shares and the price, if any, paid by the participant for the restricted shares. The Company is generally allowed a deduction in an amount equal to the income recognized by the participant in the year such income is recognized. Unless the election referred to above, known as an 83(b) election, is made, dividends received during the continuation of restrictions on shares will be taxable to the participant as ordinary income for the periods in which such dividends are received, and such dividends will be deductible by the Company as compensation. Dividends received after the restrictions cease to apply will be taxed as dividends to the participant and will not be deductible by the Company.

Performance Stock.    The tax consequences with respect to grants of performance stock will generally be the same as summarized above under the heading Restricted Stock.

Phantom Units.    In general, a participant will not recognize any income upon the grant of phantom units. Rather, upon the settlement of the phantom units, the participant will recognize ordinary income equal to the amount of cash or the fair market value of Common Stock received, as applicable. The Company will generally be entitled to a tax deduction at such time equal to the amount of income recognized by the participant.

Other Equity-Based Awards.    In general, a participant will recognize ordinary income upon the receipt of shares or cash with respect to other equity-based awards granted under the LTIP and the Company will become entitled to a deduction at such time equal to the amount of income recognized by the participant.

Section 162(m).    Compensation paid to each person who is a "covered employee" of the Company is subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code. Grants that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. If approved by the Company's stockholders, the LTIP is intended to enable the Compensation Committee to make grants to covered employees that will be exempt from the deduction limits of Section 162(m). However, no assurances can be made in this regard.

Section 409A.    The American Jobs Creation Act of 2004 added Section 409A to the Code, which imposes restrictions on "nonqualified deferred compensation." Code Section 409A generally applies to amounts deferred after December 31, 2004. Generally, options and SARs with an exercise price at least equal to the fair market value of the underlying stock on the date of grant and restricted stock will not be considered deferred compensation if such awards do not include any other feature providing for the deferral of compensation. However, phantom units may be subject to Section 409A. Failure to follow the provisions of Section 409A of the Code can result in taxation to the grantee of a 20% excise tax and interest on the taxable amount and, depending on the state, additional state taxes. It is intended that payments and benefits under the LTIP comply with or be exempt from Section 409A of the Code. If taxes or penalties under Section 409A of the Code are imposed on a grantee in connection with the Plan, such grantee will be solely responsible and liable for the satisfaction of all such taxes and penalties, and neither the Company nor any affiliate will have any obligation to indemnify or otherwise hold the grantee (or any beneficiary) harmless from any or all of such taxes or penalties.

The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion above is limited to federal income taxes and does not attempt to describe state and local tax effects which may apply to participants or the Company.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary to approve the proposal to re-approve the performance goals under 2011 Long-Term Incentive Plan, attached to this Proxy Statement as Appendix A, with no additional shares authorized.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE COMPANY'S 2011 LONG-TERM INCENTIVE PLAN, WITH NO ADDITIONAL SHARES AUTHORIZED.

PROPOSAL NO. 5—RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE COMPANY'S
VALUE CREATION INCENTIVE PLAN

Section 162(m) denies a tax deduction for certain compensation in excess of $1 million per year paid by a public company to its CEO and to the three most highly compensated executive officers (other than the CFO) for whom compensation disclosure is required under the proxy rules ("Covered Employees"). Certain compensation, including compensation based on the attainment of pre-established performance goals, is excluded from this deduction limit if certain requirements are met, including approval of the plan and performance goals by stockholders. Under applicable regulations, because we have not made any material amendments to the VCIP since it was originally approved by our stockholders in 2011, the performance goals under the VCIP must be submitted to stockholders for re-approval at the 2016 Annual Meeting in order to continue to qualify for the exclusion from the deduction limits of Section 162(m).

The Board of Directors believes that it is in the Company's best interest that the VCIP be in compliance with the performance-based compensation requirements of Section 162(m). The material terms of the performance goals are described below under "Principal Features of the Value Creation Incentive Plan—Performance Criteria—Performance Periods and Individual Limits." If the performance goals under the VCIP are not re-approved by stockholders, any bonus payable to employees who are Covered Employees for purposes of Section 162(m) will not qualify for the exclusion from the deduction limit of Section 162(m), even if the bonus is performance-based. Accordingly, the Board recommends the re-approval of the performance goals under the VCIP by our stockholders.

The following summary of the principal features of the VCIP is qualified in its entirety by the VCIP itself, which is attached to this Proxy Statement as Appendix B.

Principal Features of the Value Creation Incentive Plan

Administration by Committee.    The VCIP will be administered by a committee comprised solely of two or more independent directors of the Company. The Compensation Committee is presently serving as the administrator of the VCIP.

Eligibility.    Under the VCIP, employees of the Company who are selected by the Committee and who have been employed by the Company for at least six months are eligible to receive incentive compensation under the VCIP.

Performance Criteria.    Payments under the VCIP for any fiscal year are based on attainment of pre-established performance goals approved by the Committee. Performance criteria established by the Committee may include or relate to stock price, earnings per share before or after extraordinary items, earnings before interest, taxes, depreciation, amortization or extraordinary items, return on equity (gross or net), before or after extraordinary items, net income, earnings before any or all of interest, taxes, minority interest, depreciation and amortization, sales or revenue, return on assets, capital or investment, expense reduction goals, implementation or completion of critical projects or processes, cash flow measures, profit or margins; achievement of strategic goals, performance of the Company's sales force or product line, economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital), operating measures (including, but not limited to, productivity, efficiency, quality), or any combination of, or a specified increase in, any of the foregoing. In addition, performance goals may be based on one or more business criteria, one or more business units, divisions, products or geographic areas of the Company, its subsidiaries or affiliates, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses

(measured, in each case, by reference to specific business criteria). As determined in the sole discretion of the Committee, the performance goals for any performance period may be measured on an absolute basis or in relation to a pre-established target, prior year's results or a peer group or an index.

The Committee also has the authority to make equitable adjustments, to the extent not inconsistent with Section 162(m) of the Code, to reflect the impact of extraordinary items not reflected in performance goals, including profits or loss attributable to acquisitions or dispositions of stock or assets, intangibles/goodwill amortization charges attributable to acquisitions or dispositions of stock or assets, changes in accounting standards, items of gain, loss or expense related to restructuring charges, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, items of gain, loss or expense for the year related to discontinued operations, capital expenditures, share repurchases and other changes in the number of outstanding shares, fees and expenses associated with a business transaction such as investment banking fees and/or legal, accounting or tax planning fees, charges or amortization related to intangibles/goodwill, and such other items as may be prescribed by Section 162(m) of the Code. The performance goals may include a threshold level of performance below which no compensation will be earned, levels of performance at which specified compensation will be earned, and a maximum level of performance beyond which no additional compensation will be earned.

Performance Periods.    Bonuses under the VCIP will be paid based on attainment of performance goals with respect to a designated Performance Period, which will be a fiscal year of the Company or such longer period as the Committee may determine. For Covered Employees, performance goals must be established in writing prior to the expiration of any prescribed time period for the pre-establishment of performance goals under Section 162(m) of the Code.

Individual Limitations.    For each Performance Period, the Committee must establish one or more formulas or standards for determining the amounts of bonuses which may be paid to VCIP participants. The Committee has the discretion to establish the amount of any Bonus payable to any participant other than a Covered Employee. The Committee may only reduce and may not increase the amounts payable to Covered Employees below the formula or standard amount to reflect individual performance and/or unanticipated factors. The maximum amount that can be paid for any fiscal year to any Covered Employee under the VCIP is $8,000,000. This limit is established for purposes of qualifying the VCIP under Section 162(m) of the Code and does not require the Committee to award any specific amount pursuant to the VCIP.

Payment of Bonuses.    Payments of bonuses earned under the VCIP are made in cash after the completion of the year-end audit, generally on or about March 1 following the fiscal year end, provided that in no event will payment be made later than the date which is 2 1/2 months following the fiscal year end. For Covered Employees, the Committee must certify in writing the achievement of the applicable performance goals and the amount of any bonuses to be paid to Covered Employees under the applicable formulas or standards. The Committee has the flexibility to (i) pay pro-rata bonuses to employees who would otherwise be eligible, but who are not employed by the Company on the last business day of the fiscal year, provided that the pre-established performance goals approved by the Committee are attained and (ii) and to pay pro-rata bonuses based on a period shorter than a full fiscal year, subject to attainment of prorated pre-established performance goals, provided, however, that for Covered Employees bonuses will not be paid unless and until certification requirements under Section 162(m) are met.

Amendment and Termination.    The Board may amend the VCIP from time to time to the extent such amendment may be made without stockholder approval and without jeopardizing qualification of bonuses to Covered Employees as performance-based compensation under Section 162(m) of the Code.

Acceleration Events.    Upon a Change of Control of the Company (as defined in the VCIP), a pro-rata bonus will become vested and payable based on actual performance in relation to the pre-established performance goals immediately prior to the Change of Control, as appropriately adjusted to reflect the shortened performance period. Following a Change of Control, the Committee would not be permitted to reduce the amounts of bonuses payable to any participant below what the participant would otherwise be entitled to under the terms of the VCIP, and could make no amendments adverse to any participant without that participant's consent.

Federal Income Tax Consequences.    Each participant in the VCIP will realize ordinary income equal to the amount of any bonus received in the year of payment, and, with the possible exception of bonuses paid upon a Change of Control, the Company will receive a deduction for the amount constituting ordinary income to all participants in the VCIP.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Annual Meeting, at which a quorum is present, is necessary to re-approve the performance goals under the Value Creation Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE COMPANY'S VALUE CREATION INCENTIVE PLAN.

MISCELLANEOUS

The Company's 2015 Annual Report to Stockholders, as well as the Company's quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports are available, free of charge, on the Company's website, www.middleby.com. These reports are available as soon as reasonably practicable after they are electronically filed with or furnished to the SEC.

Cost of Solicitation

This solicitation of proxies is made by the Company, and all expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone, telecopy or electronically via the Internet. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Requirements and Procedures for Submission of Stockholder Nominations of Director Candidates and Proposals of Security Holders

Stockholder Nominations of Director Candidates.    In order to have a director nominee considered by the Board for inclusion on the slate of nominees, a stockholder must submit the recommendation in writing to the Secretary of the Company and must include the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of Common Stock which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of Common Stock which are owned beneficially or of record by such stockholder, a (iii) description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

Stockholder Proposals.    Proposals of stockholders intended to be presented at the 2017 Annual Meeting of Stockholders under SEC Rule 14a-8 must be received by the Secretary of the Company at the Company's principal executive offices for inclusion in the Company's Proxy Statement and form of proxy relating to the 2017 Annual Meeting no later than December 2, 2016.

For a stockholder proposal outside the processes of Rule 14a-8 to be considered timely, the stockholder proposal must be received by the Company's Secretary no earlier than January 11, 2017, or later than February 10, 2017, provided that, in the event that the 2017 Annual Meeting of Stockholders is called for a date that is earlier than April 11, 2017, or later than June 10, 2017, the stockholder proposal, to be timely, must be received not later than the close of business on the tenth (10th) day following the day on which the Company's notice of the date of the 2017 Annual Meeting of Stockholders was mailed or public disclosure was made, whichever first occurs, and must otherwise comply with the requirements set forth in the Company's Bylaws.

By Order of the Board of Directors
MARTIN M. LINDSAY Treasurer

Dated: April 1, 2016

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 11, 2016 THE MIDDLEBY CORPORATION You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. THE MIDDLEBY CORPORATION 1400 TOASTMASTER DRIVE ELGIN, IL 60120 0000280536_1 R1.0.1.25 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 18, 2016 Date: May 11, 2016Time: 10:30 AM CDT Location: Middleby Corporation 1400 Toastmaster Drive Elgin, IL 60120

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods possession  available and follow the instructions. marked by the arrow 0000280536_2 R1.0.1.25 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l 1. Notice & Proxy Statement2. 10-K/Annual Report How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Selim A. Bassoul 06 Gordon O'Brien 02 Sarah Palisi Chapin 07 Philip G. Putnam 03 Robert B. Lamb 04 Cathy L. McCarthy 05 John R. Miller III The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2 Approval, by an advisory vote, of the 2015 compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC"); 3 Ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the current fiscal year ending December 31, 2016; 4 Re-approval of the performance goals under the Company's 2011 Long-Term Incentive Plan, with no additional shares authorized; 5 Re-approval of the performance goals under the Company's Value Creation Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000280536_3 R1.0.1.25 Voting items

0000280536_4 R1.0.1.25

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. THE MIDDLEBY CORPORATION 1400 TOASTMASTER DRIVE ELGIN, IL 60120 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Selim A. Bassoul 06 Gordon O'Brien 02 Sarah Palisi Chapin 07 Philip G. Putnam 03 Robert B. Lamb 04 Cathy L. McCarthy 05 John R. Miller III The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For 0 0 0 0 Against 0 0 0 0 Abstain 0 0 0 0 2 Approval, by an advisory vote, of the 2015 compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC"); Ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the current fiscal year ending December 31, 2016; Re-approval of the performance goals under the Company's 2011 Long-Term Incentive Plan, with no additional shares authorized; Re-approval of the performance goals under the Company's Value Creation Incentive Plan. 3 4 5 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000280537_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com THE MIDDLEBY CORPORATION This proxy is solicited on behalf of the Board of Directors Annual Meeting of the Stockholders May 11, 2016 10:30 a.m. CDT The stockholder(s) hereby appoint(s) Timothy J. FitzGerald and Martin M. Lindsay, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of THE MIDDLEBY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:30 a.m., CDT on May 11, 2016, at The Middleby Corporation, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees for director, FOR the approval, by an advisory vote, of the 2015 compensation of the Company's named executive officers, FOR the ratification of accountants for the current fiscal year performance goals under the Company's selection of Ernst & Young LLP as the Company's public ending December 31, 2016, FOR the re-approval of the 2011 Long-Term Incentive Plan, with no additional shares authorized, FOR the re-approval of the performance goals under the Company's Value Creation Incentive Plan, and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment thereof. Continued and to be signed on reverse side 0000280537_2 R1.0.1.25

QuickLinks

PROPOSAL NO. 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
Executive Summary
2015 Target Compensation
Discussion and Analysis
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2015
Grants of Plan-Based Awards in Fiscal Year 2015
Outstanding Equity Awards at 2015 Fiscal Year End
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Equity Compensation Plan Information
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL NO. 4—RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE COMPANY'S 2011 LONG-TERM INCENTIVE PLAN, WITH NO ADDITIONAL SHARES AUTHORIZED
PROPOSAL NO. 5—RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE COMPANY'S VALUE CREATION INCENTIVE PLAN
MISCELLANEOUS